                                                                  EXHIBIT 10.13F



                                                                  CONFORMED COPY
                                                                  --------------

                               FACILITY AGREEMENT

                                 in respect of
                             US$60,000,000 Facility

                                    between

                         P.T. MOBILE SELULAR INDONESIA
                                as the Borrower

                                      and

                NISSHO IWAI INTERNATIONAL (SINGAPORE) PTE., LTD
                                 as the Lender



                                COUDERT BROTHERS

                               TABLE OF CONTENTS

CLAUSE                                                                  PAGE
------                                                                  ----
1.   Interpretation.....................................................  1
2.   The Facility.......................................................  8
3.   Availability Of The Facility....................................... 12
4.   Making Of Advances................................................. 13
5.   Interest Periods................................................... 14
6.   Interest........................................................... 14
7.   Default Interest................................................... 14
8.   Repayment.......................................................... 15
9.   Cancellation And Prepayment........................................ 16
10.  Illegality......................................................... 16
11.  Market Disruption.................................................. 17
12.  Representations And Warranties..................................... 17
13.  Financial Information.............................................. 23
14.  General Covenants And Undertakings................................. 27
15.  Events Of Default.................................................. 39
16.  Broken Funding Costs............................................... 43
17.  Indemnity.......................................................... 43
18.  Currency Of Account................................................ 44
19.  Payments........................................................... 44
20.  Taxes.............................................................. 45
21.  Increased Costs.................................................... 47
22.  Set-Off............................................................ 48
23.  Fees, Costs And Expenses........................................... 48
24.  Benefit Of Agreement............................................... 49
25.  Miscellaneous...................................................... 50
26.  Remedies And Waivers............................................... 51
27.  Partial Invalidity................................................. 51
28.  Notices............................................................ 51
29.  Law And Jurisdiction............................................... 52
30.  Construction Of Certain Provisions................................. 53

         Schedule One:  Form Of Advance Request......................... 58
         Schedule Two:  The Project Contracts........................... 59
         Schedule Three:  Form Of Master Assignment Of Sub-Accounts..... 60

THIS AGREEMENT is made on the 12th day of March, 1996
--------------

BETWEEN:
-------

(1)  P.T. MOBILE SELULAR INDONESIA (the "BORROWER"); and

(2)  NISSHO IWAI INTERNATIONAL (SINGAPORE) PTE., LTD. (the "LENDER").

WHEREAS the Borrower has requested, and the Lender has agreed to make available,
-------
a credit facility upon the terms and subject to the conditions set out in this Agreement.

IT IS AGREED THAT:
------------------

1.  INTERPRETATION
    --------------

    1.1 In this Agreement, each of the following expressions has, except where the context otherwise requires, the meaning given to it below:

          "ACCOUNTS" means the RP Escrow Account, the US Escrow Account and the Reserve Account and "ACCOUNT" means any of them as the context may permit;

          "ADVANCE" means, save as otherwise provided herein, the principal amount of any drawing made hereunder (as from time to time reduced by repayment);

          "ADVANCE REQUEST" means a request made hereunder by the Borrower for an Advance in the form set out in Schedule One hereto;

          "ASSIGNMENT OF CONSTRUCTION CONTRACTS" means the assignment of construction contracts entered or to be entered into between the Borrower and the Security Agent in form and substance satisfactory to the Lender;

          "ASSIGNMENT OF INSURANCES" means the assignment of insurances entered or to be entered into between the Borrower and the Security Agent in form and substance satisfactory to the Lender;

          "ASSIGNMENT OF PERFORMANCE BONDS" means the assignment of performance bonds entered or to be entered into between the Borrower and the Security Agent in form and substance satisfactory to the Lender;

          "ASSIGNMENT OF RECEIVABLES" means the assignment of all the receivables from time to time of the Borrower entered or to be entered into between the Borrower and the Security Agent in form and substance satisfactory to the Lender;

          "ASSIGNMENT OF RESERVE ACCOUNT" means the assignment of account proceeds in respect of the Reserve Account entered or to be entered into between the Borrower and the Lender in form and substance satisfactory to the Lender;

          "ASSIGNMENT OF RP ESCROW ACCOUNT" means the assignment of account proceeds in respect of the RP Escrow Account entered or to be entered into between the Borrower and the Lender in form and substance satisfactory to the Lender;

          "ASSIGNMENT OF US ESCROW ACCOUNT" means the assignment of account proceeds in respect of the US Escrow Account entered or to be entered into between the Borrower and the Lender in form and substance satisfactory to the Lender;

          "AUTHORISED SIGNATORY" means, in relation to any communication to be made or any document to be certified or executed by or on behalf of the Borrower under or in connection with this Agreement, at any time, any person:

          (i) who is at such time duly authorised, by or pursuant to the resolution of the Borrower referred to in Clause 2.3 or in such other manner as may be acceptable to the Lender, to make such communication or to execute or certify such document on behalf of the Borrower; and

          (ii) in respect of whom the Lender has received a certificate of a director or another of its Authorised Signatories, setting out the name and, where such person is authorised to execute or certify documents, signature of such person confirming such person's authority to act as aforesaid;

          "AVAILABLE AMOUNT" means, at any given time, the Commitment of the Lender at such time less the aggregate amount of the Advances then outstanding;

          "AVAILABILITY TERMINATION DATE" means the earlier of the day which is twelve (12) months after the date hereof and the first business day on which the Available Amount is zero;

          "COLLATERAL" means the security interests over all the property and assets of the Borrower which are the subject of the Security Documents (or any of them);

          "COMMITMENT" means, in relation to the Lender, at any given time and except as the same may be reduced as provided herein, US$60,000,000 (as limited by the terms of this Agreement);

          "DRAWDOWN DATE" means, in relation to any Advance, the date for the making thereof, as specified (subject to the provisions of this Agreement) in the Advance Request relating thereto;

          "EVENT OF DEFAULT" means any of the events specified in Clause 15;

          "FACILITY" means the term loan facility of up to a maximum aggregate amount of US$60,000,000 granted to the Borrower by the Lender pursuant to this Agreement;

          "FEES LETTER" means the letter of even date herewith exchanged between the Lender and the Borrower setting out certain fees payable by the Borrower in connection with the Facility;

          "FIDUCIARY TRANSFER" means the fiduciary transfer of proprietary rights entered or to be entered into between the Borrower and the Security Agent in relation to all plant, machinery, equipment and other tangible property from time to time of the Borrower as security (amongst other things) for all sums from time to time due from the Borrower to the Lender hereunder;

          "GUARANTEE" means the corporate guarantee issued or to be issued by the Guarantor in favour of the Lender in respect of the obligations of the Borrower under the Transaction Documents in form and substance satisfactory to the Lender;

          "GUARANTOR " means P. T. Rajasa Hazanah Perkasa;

          "HYPOTHEC" means the deeds of hypothec entered or to be entered into between the Borrower and the Security Agent in respect of all the right, title and interest from time to time of the Borrower in the Real Property in form and substance satisfactory to the Lender;

          "INDONESIA" means the Republic of Indonesia;

          "INFORMATION MEMORANDUM" means the document or documents in relation to the Borrower and the Project which, at the Borrower's request and on its behalf was or were prepared in relation to the transactions contemplated herein and distributed to the Lender during September, October, November and December, 1995;

          "INTEREST PAYMENT DATE" means each of the days which are six (6), twelve (12), eighteen (18) and twenty-four (24) months after thedate of the making of the first Advance and, thereafter, each of the Repayment Dates Provided Always that if any Interest Payment Date occurs on a day which is not a Banking Day, such Interest Payment Date shall be the immediately succeeding Banking Day;

          "INTEREST PERIOD" means, without prejudice to the provisions of Clause 5:

          (i) with respect to the first Interest Period in relation to any Advance, the period commencing on and including the Drawdown Date of each Advance and ending on and including the immediately succeeding Interest Payment Date; and

          (ii) with respect to any subsequent Interest Period in relation to any Advance, the period having a duration of six (6) months and each succeeding six
(6) months and commencing on and including the last day of the immediately preceding Interest Period and ending on and including the immediately succeeding Interest Payment Date;

          "LENDING OFFICE" means, in relation to the Lender, the office identified as such in the signature pages hereof or such other office as it may from time to time select;

          "LETTER OF COMFORT" means the Letter of Comfort issued or to be issued by the Shareholders in favour of the Lender in respect of the obligations of the Borrower under the Transaction Documents in form and substance satisfactory to the Lender;

          "LIBOR" means, in relation to any Advance or unpaid amount, the rate per annum determined by the Lender to be the rate at which the Reference Bank was offering to prime banks in the London Interbank Market deposits in dollars for the relevant funding period at or about 11.00 a.m. on the second London Banking Day before the commencement of such period, to the extent that this definition relates to any unpaid amount and such unpaid amount is due to be paid in a currency other than dollars then the reference to dollars shall be construed as a reference to such other currency, and, for the purposes of this definition, "RELEVANT FUNDING PERIOD" means the relevant Interest Period relating to such Advance or, in the case of an unpaid amount, the period in respect of which LIBOR is required to be determined hereunder in relation to such unpaid amount;

          "LICENCE" means the licence granted to the Borrower by the Government of Indonesia in respect of the operation of the NMT-450 Network on the terms and conditions contained therein;

          "LOAN" means the aggregate principal amount from time to time outstanding hereunder;

          "MARGIN" means two point five per cent. (2.5%) per annum;

          "NMT-450 NETWORK" means the Nordic Mobile Telephone system, the terms and conditions of the operation of which are contained in the Licence;

          "NEGATIVE PLEDGE LETTER" means the negative pledge letter issued or to be issued by the Shareholders in favour of the Lender and in form and substance satisfactory to the Lender;

          "NETWORK ASSETS" means all assets which from time to time form part of the NMT-450 Network (including each phase thereof) including, without limitation, all land, buildings, licences, rights of way and easements;

          "OBLIGORS" means the Borrower, the Shareholders and the Guarantor and "OBLIGOR" means either of them as the context may permit;

          "POTENTIAL EVENT OF DEFAULT" means any event or circumstance (including, without limitation, any of those events specified in Clause 15) which may or would become (with the passage of time, the giving of notice or the making of any determination hereunder or any combination thereof) an Event of Default;

          "POWER OF ATTORNEY TO ESTABLISH HYPOTHECS" means the power or powers of attorney in notarial form executed or to be executed by the Borrower in favour of the Security Agent pursuant to which the Security Agent is empowered to establish hypothecs over the Real Property (or any part thereof);

          "POWER OF ATTORNEY TO SELL" means the power or powers of attorney in notarial form executed or to be executed by the Borrower in favour of the Security Agent pursuant to which the Security Agent is empowered to sell the Real Property (or any part thereof);

          "PROJECT" means the first stage of the construction and implementation of the NMT-450 Network in Bandar Lampung in Sumatra, Java, Bali and Lombok;

          "PROJECT CONTRACTS" means the contracts more specifically referred to in Schedule Two hereof and any other contract from time to time entered into by the Borrower in respect of the Project;

          "PROJECT COMPLETION DATE" means the earlier of the date falling thirteen (13) months after the date hereof and the date upon which the Borrower produces evidence satisfactory to the Lender that the equipment necessary in respect of the NMT-450 Network has been installed, tested and accepted and the Project has commenced operation;

          "REAL PROPERTY" means all land, buildings and fixtures related to the NMT-450 Network and/or the Network Assets from time to time owned by the Borrower;

          "REFERENCE BANK" means the principal London office of The Bank of Tokyo, Limited (or any successor thereof whether by merger, amalgamation or otherwise) or such substitute reference bank or banks as may from time to time be specified by the Lender;

          "REPAYMENT DATE" means each of the days which are thirty (30), thirty-six (36), forty-two (42), forty-eight (48), fifty-four (54) and sixty (60) months after the date of the making of the first Advance;

          "RESERVE ACCOUNT" means the US$ denominated account maintained by the Borrower with such offshore bank or financial institution which is acceptable to the Lender and into which will be paid certain amounts agreed between the Borrower and the Lender from the RP Escrow Account as more particularly referred to in Clause 14.3 of this Agreement;

          "RP ESCROW ACCOUNT" means the Rupiah denominated account maintained by the Borrower with such bank or financial institution in Indonesia which is acceptable to the Lender and into which all the receivables of and other amounts due to the Borrower are to be paid;

          "SECURITY AGENT" means Nissho Iwai International (Singapore) Pte., Ltd. Or, as the case may be, any successor or replacement security agent appointed under certain of the Security Documents and the Security Sharing Agreement;

          "SECURITY DOCUMENTS" means the Deed of Assignment of Receivables, the Deed of Hypothec, the Power of Attorney to Establish Hypothecs, the Power of Attorney to Sell, the Share Pledge Agreement, the Assignment of Construction Contracts, the Assignment of Insurances, the Assignment of Performance Bonds, the Assignment of RP Escrow Account, the Assignment of US Escrow Account, the Assignment of Reserve Account, Fiduciary Transfer and, with effect from the date of delivery hereof in accordance with the provisions of this Agreement, the Master Assignment of Sub-Accounts;

          "SECURITY SHARING AGREEMENT" means the agreement entered or to be entered into between the Borrower, the Security Agent, the Lender and certain other persons which may become parties thereto from time to time which shall be in form and substance satisfactory to the Lender;

          "SHAREHOLDERS" means P.T. Telekomunikasi Indonesia and Yayasan Dana Pensiun Pegawai P.T. Telkom;

          "SHARE PLEDGE AGREEMENT" means the share pledge agreement entered or to be entered into between the Guarantor and the Security Agent in form and substance satisfactory to the Lender;

          "SVENSKA LOAN" means the credit facility or credit facilities extended to the Guarantor by Svenska Handelsbanken (or any affiliate thereof) in a maximum aggregate amount of US$3,500,000 (or its equivalent);

          "TELKOM LETTER" means the letter issued by P.T. Telekomunikasi Indonesia to the Borrower delivered or to be delivered by the Borrower to the Lender in accordance with the provisions of Clause 14.1(xix) acknowledging that P.T. Telekomunikasi Indonesia shall forthwith remit all monies paid into its account by the subscribers of the Borrower into the RP Escrow Account until such time as the Borrower establishes its own billing system and its collection of subscribers' charges system;

          "TOCL" means the Team for the Co-ordination of the Management of Offshore Commercial Loans;

          "TRANSACTION DOCUMENTS" means this Agreement, the Security Sharing Agreement, the Letter of Comfort, the Negative Pledge Letter, the Guarantee, the Project Contracts, the Fees Letter, the Licence, the Telkom Letter and the Security Documents;

          "US ESCROW ACCOUNT" means the US$ denominated account maintained by the Borrower with such offshore bank or financial institution which is acceptable to the Lender and into which will be paid certain amounts agreed between the Borrower and the Lender from the RP Escrow Account as more particularly referred to in Clause 14.3 of this Agreement;

          "VALUATION REPORT" means the valuation report dated 16th March, 1995 prepared by the Valuers in respect of the Network Assets or, if any such report has been delivered, the most recent valuation report delivered to the Lender; and

          "VALUERS" means Drs Soejatna Soenoesoebrata & Associates.

2.   THE FACILITY
     ------------

     2.1 The Lender grants to the Borrower, upon the terms and subject to the conditions hereof, a committed term loan facility in an aggregate amount of up to US$60,000,000 the availability of which shall cease on the Availability Termination Date.

     2.2 The Facility is intended to be used in respect of (i) the construction and implementation of the Project including, without limitation, to fund all construction, commissioning, insurance, legal and other costs of and relating to the Project and (ii) subject to the receipt by the Lender of the information (in form and substance satisfactory to the Lender) referred to in Clause 14.1(xx), the discharge of the Svenska Loan and the Borrower hereby agrees and undertakes to apply all amounts raised hereunder in or towards such purpose. In this respect, the Lender acknowledges that the Guarantor has from time to time provided funds by way of interest free loans (the "INTEREST FREE LOANS") to the Borrower to enable the Borrower to commence operations and that the Borrower may, out of proceeds of the first Advance, repay such of the Interest Free Loans as have been used by the Borrower to acquire tangible assets so long as such tangible assets are adequately identified in the attachment to the Advance Request given by the Borrower to the Lender in respect of the first Advance. With respect to any other assets acquired or expenses payable which relate directly to the Interest Free Loans (hereinafter referred to as "SOFT ASSETS"), the Borrower agrees that it shall, by no later than the last day of the calendar month in which the first Advance is made, provide to the Lender a certificate (in form and substance satisfactory to the Lender) of the Borrower's auditors setting out the details of the Soft Assets and, in the event that such auditor's certificate is satisfactory to the Lender, the Lender agrees that the Borrower shall be entitled to apply the proceeds of all or part of future Advances made hereunder in repayment of such part of the Interest Free Loans as relate to the Soft Assets. Notwithstanding the foregoing, the Lender shall not be obliged to concern itself with, or be responsible for, the application of amounts advanced or raised hereunder.

     2.3 The Borrower may not issue and the Lender shall not be obliged to accept any Advance Request unless the Lender has received all of the documents and matters listed below in form and substance satisfactory to the Lender:

           (i)   CONSTITUTIVE DOCUMENTS
                 ----------------------

                 A copy, certified by an Authorised Signatory of each of the Borrower and the Guarantor (each a "RELEVANT OBLIGOR") to be a true, complete and up to date copy, of (a) the Articles of Association of such Relevant Obligor (or such other constitutive document as may be appropriate) and any amendments thereto, all as published in the Annex of the State Gazette of Indonesia and (b) the minutes of meeting(s) of the shareholders of such Relevant Obligor at which such amendments (if any) to the Articles of Association of such Relevant Obligor (which have not yet been so published) were adopted.

           (ii)  APPOINTMENTS
                 ------------

                 A copy, certified by an Authorised Signatory of each Relevant Obligor to be a true, complete and up to date copy, of the minutes of meeting(s) of the shareholders of each Relevant Obligor at which the appointment of the incumbent members of the Board of Commissioners and Board of Directors of such Relevant Obligor were adopted.

           (iii) APPROVALS AND AUTHORISATIONS
                 ----------------------------

                 A copy, certified by an Authorised Signatory or Authorised Signatories of each Obligor to be a true, complete and up to date copy, of each of the following documents:

                 (a) the approval of the requisite members of the Board of Commissioners or other appropriate corporate authority of each Relevant Obligor approving the execution of each Transaction Document to which such Relevant Obligor is to be a party and the delivery of the same by such Relevant Obligor; and

                 (b) a certificate issued by the Board of Directors of each Relevant Obligor authorising a named person or persons to sign and deliver each Transaction Document to which such Relevant Obligor is to be a party and all documents, statements and certificates to be given thereunder and to give all notices which may be or may be required to be given by or on behalf of such Relevant Obligor thereunder.

           (iv)  SPECIMEN SIGNATURES
                 -------------------

                 A certificate of an Authorised Signatory of each Relevant Obligor setting out the names and specimen signatures of the relevant members of the Board of Commissioners and the Board of Directors of each Relevant Obligor together with the person or persons referred to in paragraph (iii) above or, alternatively, a copy of the identity card of each such person.

           (v)   CONSENTS
                 --------

                 A copy, certified by an Authorised Signatory of each Obligor to be a true copy, of each such law, decree, consent, licence, approval, registration or declaration as is, in the opinion of Indonesian counsel to the Lender, necessary to render each Transaction Document to which such Obligor is a party legal, valid, binding and enforceable, to make each Transaction Document admissible in evidence in Indonesia and to enable each of the Obligors to perform their respective obligations thereunder.

           (vi)  STAMP DUTY
                 ----------

                 Evidence satisfactory to the Lender that each Transaction Document has been stamped with applicable stamp duty in Indonesia.

           (vii) REPORTING
                 ---------

                 Evidence satisfactory to the Lender that the execution of this Agreement has been duly reported to Bank Indonesia, the Ministry of Finance of Indonesia and TOCL.

           (viii) TRANSACTION DOCUMENTS
                  ---------------------

                  Each of the Transaction Documents (other than the Hypothec, the Power of Attorney to Establish Hypothecs, the Power of Attorney to Sell and the Telkom Letter) duly signed by the parties thereto together with evidence satisfactory to the Lender that all notices and other documents required to be made or delivered have been made or delivered (including, without limitation, evidence satisfactory to the Lender that all original stock certificates relating to the shares which are the subject of the Share Pledge Agreement have been delivered to the Security Agent and that the security interests created pursuant to the Share Pledge Agreement have been noted in the share register of the Borrower).

           (ix)  HYPOTHECS
                 ---------

                 An agreed English translation of each of the Hypothec, the Power of Attorney to Establish Hypothecs and the Power of Attorney to Sell, initialled by the Borrower and the Lender.

           (x)    INSURANCES
                  ----------

                  Evidence satisfactory to the Lender that the Security Agent has been named as loss payee under each contract or policy of insurance effected by the Borrower in relation to the Collateral.

           (xi)   VALUATION REPORT
                  ----------------

                  A copy, certified by an Authorised Signatory of the Borrower to be a true, complete and up to date copy, of the Valuation Report which shall be in form and substance satisfactory to the Lender.

           (xii)  FEES LETTER
                  -----------

                  The Fees Letter duly signed by the parties thereto.

           (xiii) LEGAL OPINIONS
                  --------------

          A legal opinion from Kusnandar & Associates, Indonesian legal counsel to the Lender, in a form acceptable to the Lender and a legal opinion from Coudert Brothers, English legal counsel to the Lender, in a form acceptable to the Lender.

           (xiv)  PROCESS AGENTS
                  --------------

                  Evidence that the persons referred to in Clause 29.5 have agreed to act as the agents of the Borrower for the service of process hereunder.

           (xv)   TRANSFER OF NETWORK ASSETS
                  --------------------------

                  Evidence satisfactory to the Lender that the title to the Network Assets (and each of them) has been fully and effectively transferred to the Borrower, such evidence to be in the form of minutes of the meetings of the shareholders of the Borrower (in form and substance satisfactory to the Lender) providing for the transfer to the Borrower of such assets.

           (xvi)  APPROVAL BY THE MINISTRY OF JUSTICE
                  -----------------------------------

                  Evidence satisfactory to the Lender that the Articles of Association of the Borrower have been approved by the Ministry of Justice of Indonesia.

           (xvii)  PROJECT CONTRACTS
                   -----------------

                  Evidence satisfactory to the Lender that each of the Project Contracts has been duly executed and is in full force and effect and, where any Project Contract is to be assigned to the Borrower by any person, that each such assignment has been fully and effectively completed.

           (xviii) THE ACCOUNTS
                   ------------

                   Evidence satisfactory to the Lender that each of the Accounts has been fully and effectively established in accordance with the laws of the relevant jurisdiction in which such Account is located.

           (xix)   MANAGEMENT FEE
                   --------------

                   Payment by the Borrower to the Lender of the first installment of the management fee more particularly referred to in the Fees Letter.

           (xx)    MAINTENANCE OF CAPITAL
                   ----------------------

                   Evidence satisfactory to the Lender that the paid up share capital of the Borrower is at least Rp 41,589,000,000.

           (xxi)   GENERAL
                   -------

                   Such other documents or matters as the Lender may reasonably require in relation to the Transaction Documents or any of them.

3.  AVAILABILITY OF THE FACILITY
    ----------------------------

    3.1 Save as otherwise provided herein, the Borrower may from time to time request an Advance under the Facility by the delivery to the Lender, not later than 11.00 a.m. on the third business day before the proposed Drawdown Date for such Advance, of a duly completed Advance Request in relation to such Advance.

    3.2 Each Advance Request delivered to the Lender hereunder shall be irrevocable and shall specify:

         (i) the proposed Drawdown Date of such Advance which shall be a Banking Day which is or precedes the Availability Termination Date;

         (ii) the proposed amount of such Advance which shall be (a) a minimum amount of US$5,000,000 and an integral multiple of US$500,000 which is less than the Available Amount (and, in the event that the aggregate amount referred to in the attachment to such Advance Request referred to in sub-Clause (iv) below is not an integral multiple of US$500,000, the amount of such Advance shall be rounded up to the nearest US$500,000) or (b) equal to the Available Amount;

         (iii) the Interest Period for which the Borrower wishes such Advance to be made but subject to the provisions of Clause 5; and

         (iv) by way of an attachment thereto which shall be in form and substance satisfactory to the Lender, the specific purpose or purposes for which the proceeds of such Advance is or are to be used.

     3.3 The Borrower may not request under this Clause 3 more than one (1) Advance to be made on any one (1) day and may not deliver any other Advance Request hereunder during the period between the delivery of an Advance Request and the Drawdown Date relating thereto.

     3.4 At close of business on the Availability Termination Date, any undrawn portion of the Facility shall automatically be cancelled and the Available Amount reduced to zero.

4.   MAKING OF ADVANCES
     ------------------

     4.1 If the Borrower requests an Advance hereunder in accordance with Clause 3 and:

          (i) none of the events referred to in Clause 11 shall have occurred in relation to such Advance;

          (ii) the Lender is satisfied that the use or uses to which the proceeds of such Advance is or are to be put is or are consistent with the provisions of Clause 2.2 of this Agreement;

          (iii) either:

                (a) no Event of Default or Potential Event of Default has occurred; and

                (b) the representations and warranties set out in Clause 12 are true on and as of the proposed date for the making of such Advance, or the Lender agrees to the making of such Advance, having waived the conditions referred to in paragraphs (a) and/or (b) above,

then, on the Drawdown Date relating to such Advance, the Lender shall make such Advance available to the Borrower in accordance with the provisions of this Agreement.

     4.2 Notwithstanding any other provision of this Agreement, if the Lender's Commitment is reduced in accordance with the provisions of either of Clause 10 or Clause 15 of this Agreement after the Lender has received the Advance Request for an Advance, then the amount of that Advance shall be reduced so as to reflect such reduction in the Lender's Commitment.

5.   INTEREST PERIODS
     ----------------

     If two (2) or more Interest Periods end at the same time, then, on the last day of those Interest Periods, the Advances to which they relate shall be consolidated into (and thereafter, save as otherwise provided herein, be treated in all respects as) a single Advance hereunder.

6.   INTEREST
     --------

     6.1 In respect of each Advance, the Borrower agrees to pay the Lender interest on the amount outstanding from time to time on each Interest Payment Date for the Interest Period then ending at the rate per annum determined by the Lender to be the sum of the Margin and LIBOR for such Interest Period, which determination shall be conclusive and binding upon the Borrower.

     6.2 Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

     6.3 Promptly after the determination of LIBOR in respect of an Interest Period, the Lender shall notify the Borrower of such LIBOR and of the amount of interest due on the Interest Payment Date for the relevant Interest Period. Such notice shall be conclusive and binding on the Borrower, absent manifest error. Failure to so notify the Borrower shall not in any way relieve the Borrower of its obligations hereunder.

7.   DEFAULT INTEREST
     ----------------

     7.1 If the Borrower fails to pay any amount (referred to herein as an "UNPAID AMOUNT") in accordance with the provisions of this

Agreement and without prejudice to the other rights and remedies conferred upon the Lender pursuant to this Agreement, the Borrower shall pay interest in dollars on such unpaid amount from the time of default up to the time of actual payment (as well after as before judgment) at the rate per annum which is two point five per cent. (2.5%) over and above the Margin and LIBOR relating thereto Provided that:

          (i) if, in respect of any such period, LIBOR cannot be determined, then the rate of interest applicable to such unpaid amount shall be two point five per cent. (2.5 %) over and above the Margin and the rate notified by the Lender to the Borrower before the last day of such period to be that which expresses as a percentage rate per annum the cost to the Lender of funding determined from whatever source or sources the Lender may select such unpaid amount for such period; and

          (ii) if such unpaid amount is all or part of an Advance which became due and payable on a day other than an Interest Payment Date relating thereto, then the first such period applicable thereto shall be equal to the unexpired portion of such Interest Period and the rate of interest applicable thereto shall be that which exceeds by two point five per cent. (2.5%) the rate applicable to it immediately before it fell due.

     7.2 Any interest which shall have accrued on any unpaid amount shall be due and payable and shall be paid by the Borrower at the end of the period by reference to which it is calculated or on such other date as the Lender may specify by notice to the Borrower. Interest payable under this Clause shall accrue daily (on the basis of a year of three hundred and sixty (360 days) from and including the first day to the last day of each period for which a rate of interest is to be determined as aforesaid.

     7.3  Any unpaid amount shall (for the purposes of this Clause 7 and Clause
21) be treated as an advance and accordingly in this Clause 7 and in Clause 21, the expressions "ADVANCE" and "ADVANCE" include any unpaid amount.

     7.4 If any payment to be made by the Borrower under this Clause would otherwise be due on a day which is not a Banking Day, it shall be due on the next succeeding Banking Day.

8.   REPAYMENT
     ---------

     Subject to the provisions of this Agreement which may require earlier repayment thereof, the amount of the Loan (as at the Availability Termination
Date) shall be repaid by the Borrower by six

(6) equal installments, with one (1) installment being paid on each of the Repayment Dates.

9.   CANCELLATION AND PREPAYMENT
     ---------------------------

     9.1 The Borrower shall not be entitled to cancel the whole or any part of any undrawn amount of the Facility.

     9.2  The Borrower may, if it has given to the Lender not less than thirty
(30) days' prior notice thereof, prepay the Loan in whole or in part (being an amount or integral multiple of US$5,000,000) on any Interest Payment Date which ends after the Availability Termination Date. Subject as provided below, a prepayment fee in the amount of one per cent. (1%) flat on the amount so prepaid shall be payable by the Borrower on the date of such prepayment. The Lender agrees however that no such prepayment fee shall be payable by the Borrower in the event and to the extent that such prepayment is made on any Interest Payment Date, the amount prepaid is such that the full amount of the Loan will be repaid and/or prepaid on such date and such prepayment is made out of the monies standing to the credit of the Reserve Account at such time. Any prepayment so made shall satisfy, to the extent of such prepayment, the Borrower's obligations under Clause 8 in inverse chronological order.

     9.3 Any notice given by the Borrower under Clause 9.2 shall be irrevocable, shall specify the date upon which such prepayment is to be made and the amount of such prepayment and shall oblige the Borrower to make such prepayment on the relevant Interest Payment Date.

     9.4 The Borrower shall not be entitled to prepay all or any part of the Loan otherwise than as specifically provided for in this Agreement and shall not be entitled to reborrow any amount prepaid.

10.  ILLEGALITY
     ----------

     In the event that by reason of the introduction, imposition or variation of any law or directive or any change in the interpretation or application of any law or directive or otherwise, it is or will be unlawful or contrary to any directive of any agency of any state for the Lender to allow all or any part of its Commitment to remain outstanding or to fund all or any part of any Advance or to carry out all or any of its other obligations hereunder or otherwise to participate in the extension of credit to the Borrower under or in accordance with the provisions of this Agreement, then the Lender shall, promptly after its Lending Office shall become aware of the same, deliver to the Borrower a certificate to that effect and:

          (i) the Lender shall not thereafter be obliged to make Advances or otherwise participate in the extension of credit to the Borrower hereunder and the amount of its Commitment shall be immediately reduced to zero; and

          (ii) if the Lender so requires, the Borrower shall on such date as the Lender shall have specified, repay all outstanding Advances together with accrued interest thereon and all other amounts owing to the Lender hereunder.

11.  MARKET DISRUPTION
     -----------------

     If, in relation to any Advance to be made hereunder or, as the case may be, any outstanding Advance, LIBOR cannot be determined:

          (i)    the Lender shall promptly notify the Borrower of such event;

          (ii) in the case of any Advance requested hereunder but not yet made, such Advance shall, unless the Lender otherwise agrees, not be made; and

          (iii) in the case of any outstanding Advance, the Interest Period relating thereto shall be one (1) month and if the Lender or the Borrower so requires, the Lender and the Borrower shall enter into negotiations with a view to agreeing a substitute basis for determining the rate of interest to be applicable to Advances in the future and, if such substitute basis is agreed, it shall take effect in accordance with its terms and be binding on the Borrower and the Lender Provided that if, within one (1) month of the giving of the notice referred to above, a substitute basis as is referred to above has not been agreed, the Lender may declare (any such declaration to be binding upon the Borrower) that each Advance shall become due and payable on the Interest Payment Date in respect of its then current Interest Period together with interest thereon at the rate per annum which is the sum of the Margin and the rate notified by the Lender to the Borrower before the last day of such period to be that which expresses as a percentage rate per annum the cost to the Lender of funding such Advance from whatever source or sources it may select for such period.

12.  REPRESENTATIONS AND WARRANTIES
     ------------------------------

     12.1 MATTERS OF LAW
          --------------

          The Borrower acknowledges that the Lender enters into this Agreement and grants the Facility to the Borrower in full reliance upon the representations made by it below and, accordingly, the Borrower represents and warrants to and for the benefit of the Lender that:

          (i) it is a corporation duly organised and validly existing under the laws of Indonesia and has the power and authority to own its assets and to engage in the business in which it engages and/or proposes to engage in;

          (ii) it has full power and authority to enter into each Transaction Document to which it is a party and to exercise its rights, perform the obligations expressed to be assumed by it and make the representations and warranties made by it thereunder;

          (iii) the documents pursuant to which the Borrower has been established (as amended) include provisions which give power and authority to the Borrower to enter into, exercise its rights under and perform the obligations expressed to be assumed by it under each Transaction Document to which it is a party and all corporate and other action required to authorise its execution of each Transaction Document to which it is a party, its exercise of its rights and its performance of the obligations expressed to be assumed by it thereunder has been duly taken;

          (iv) under the laws of Indonesia in force at the date hereof, its indebtedness under this Agreement ranks and will rank at least pari passu with
                                                               ----------
all its other unsecured and unsubordinated indebtedness with the exception of that which is preferred by the operation of bankruptcy, insolvency and other similar laws of general application;

          (v) each of the execution and delivery by it of each of the Transaction Documents to which it is a party and the exercise by it of its rights thereunder and the performance by it of the obligations expressed to be assumed by it thereunder does not or will not contravene or, as the case may be, constitute a breach or default under, or cause to be exceeded any limitation on it or the powers of its Board of Directors or Board of Commissioners imposed by or contained in (a) any law by which it or any of its assets is bound or affected, (b) any document or agreement which provides for the establishment or otherwise regulates the constitution and affairs of the Borrower or (c) any agreement to which it is a party or by which any of its assets are bound;

          (vi) in any proceedings taken in Indonesia in relation to any Transaction Document, it will not be entitled to claim for itself or any of its assets immunity from suit, execution, attachment or other legal process;

          (vii) in any proceedings taken in Indonesia in relation to this Agreement, the choice of English law as the governing law of this Agreement should be recognised and enforced however, it being understood that the Indonesian courts are often unpredictable in rendering decisions on this issue;

          (viii) all action, conditions and things required to be taken, fulfilled and performed (including, without limitation, the obtaining of any necessary consents, licences, appeals or exemptions) in order (a) to enable it lawfully to enter into, exercise its rights under and perform and comply with the obligations expressed to be assumed by it in each Transaction Document to which it is a party, (b) to ensure that the obligations expressed to be assumed by it in each Transaction Document to which it is a party are legal, valid, binding and enforceable and (c) to make each Transaction Document to which it is a party admissible in evidence in Indonesia have been done, fulfilled and performed;

          (ix) except for (a) the reporting of the execution of this Agreement to Bank Indonesia, the Ministry of Finance of Indonesia and TOCL (which the Borrower acknowledges it is obliged to do prior to utilisation of the Facility),
(b) the payment of stamp duty in the amount of Rp2,000 in respect of each Transaction Document, and (c) the registration of the Hypothec with the appropriate land office or land offices in Indonesia, under the laws of Indonesia in force at the date hereof, it is not necessary that any Transaction Document be filed, recorded or enrolled with any court or other authority in Indonesia or that any stamp, registration or similar tax be paid on or in relation to any Transaction Document;

          (x) the obligations expressed to be assumed by it in each of the Transaction Documents to which it is a party are legal and valid obligations binding on it and enforceable against it and all of its assets in accordance with the terms thereof; and

          (xi) under the laws of Indonesia in force at the date hereof, it will be required to make a deduction or withholding on account of tax from any payment in the nature of interest and fees it may make hereunder but it will not otherwise be required to make any deduction or withholding from any payment it may make hereunder.

     12.2 MATTERS OF FACT
          ---------------

          The Borrower further acknowledges that the Lender enters into this Agreement and grants the Facility to the Borrower in full reliance upon the representations made by the Borrower below and, accordingly, the Borrower further represents and warrants to and for the benefit of the Lender that:

          (i) no litigation, arbitration or administrative proceeding is current or pending or (to the best of its knowledge and belief) threatened (a) to restrain the entry into, exercise of its rights under and/or performance of the obligations expressed to be assumed by it under any of the Transaction Documents to which it is a party and/or (b) which would have a material adverse effect upon the financial condition or business of the Borrower or any of its subsidiaries or upon the ability of the Borrower to perform or comply with any of the obligations expressed to be assumed by it under any of the Transaction Documents to which it is a party;

          (ii) no distress, execution or other process is being levied or enforced upon or sued or (to the best of its knowledge and belief) threatened against the whole or any part of the business, undertaking or assets of the Borrower or any of its subsidiaries;

          (iii) neither the Borrower nor any of its subsidiaries has taken any corporate action nor have any other steps been taken or legal proceedings been started or (to the best of its knowledge and belief) threatened against the Borrower or any of its subsidiaries for its bankruptcy, winding-up, dissolution, administration, judicial management or re-organisation or for the appointment of a receiver, administrator, administrative receiver, judicial manager, trustee or similar officer of the Borrower or any of its subsidiaries or of any or all of its assets or revenues;

          (iv) no Event of Default has occurred or will occur as a result of the entry into by the Borrower of any of the Transaction Documents to which it is a party or the exercise by the Borrower of any of its rights thereunder and the Borrower is not aware of any event or circumstance which might give rise to the occurrence of such an Event of Default;

          (v) neither the Borrower nor any of its subsidiaries is in breach of or in default under any agreement including, without limitation, any Project Contract to which it is a party or which is binding on it or any of its assets to an extent or in a manner which might have a material adverse effect on the business or financial condition of the Borrower any of its subsidiaries;

          (vi) no action or administrative proceeding of or before any court or agency which might have a material adverse effect on the business or financial condition of the Borrower or any of its subsidiaries has been started or (to the best of its knowledge and belief) threatened;

          (vii) the Guarantor's Financial Statements and, once relevant, its Financial Statements were prepared in accordance with accounting principles generally accepted in Indonesia and consistently applied and give (in conjunction with the notes thereto) a true and fair view of the financial condition of the Guarantor and its subsidiaries and, once relevant, the Borrower and its subsidiaries at the date as of which they were prepared and the results of the operations of the Guarantor and its subsidiaries and, once relevant, the Borrower and its subsidiaries during the financial year then ended;

          (viii) since publication of the Guarantor's Financial Statements and, once relevant, the Financial Statements, there has been no material adverse change in the business or financial condition of the Guarantor or any of its subsidiaries and, once relevant, the Borrower or any of its subsidiaries;

          (ix) as at the date as of which the Guarantor's Financial Statements and, once relevant, the Financial Statements were prepared, neither the Guarantor nor any of its subsidiaries nor, once relevant, the Borrower nor any of its subsidiaries had any liabilities (contingent or otherwise) which were not disclosed thereby (or by the notes thereto) or reserved against therein nor any unrealised or anticipated losses arising from commitments entered into by it which were not so disclosed or reserved against;

          (x) the information contained in the Information Memorandum and all of the other written information supplied by the Borrower to the Lender in connection with the Transaction Documents was on the date upon which it was given to the Lender, to the best of the Borrower's knowledge, true, complete and accurate in all material respects and it is not aware of any material facts or circumstances that have not been disclosed to the Lender and which might, if disclosed, materially adversely affect the decision of a person considering whether or not to provide finance to the Borrower;

          (xi) all necessary returns have been delivered by or on behalf of the Guarantor and its subsidiaries and, once relevant, the Borrower and its subsidiaries to the relevant taxation authorities and neither the Guarantor nor any of its subsidiaries nor, once relevant, the Borrower nor any of its subsidiaries is in default of any taxes and no claim is being made with respect to taxes which is not disclosed in the Guarantor's Financial Statements or, once relevant, the Financial Statements;

          (xii) save as permitted by Clause 14.2 (ii), no security interest exists over all or any of the present or future revenues or assets of the Borrower or any of its subsidiaries;

          (xiii) except as provided for under the Security Documents, the execution of each Transaction Document to which it is a party and its exercise of its rights and performance of its obligations thereunder will not result in the existence of nor oblige the Borrower or any of its subsidiaries to create any security interest over all or any of its present or future revenues or assets;

          (xiv) the execution of each Transaction Document to which it is a party constitutes, and its exercise of its rights and performance of its obligations thereunder will constitute, private and commercial acts done and performed for private and commercial purposes;

          (xv) the Borrower is, and shall during the entire term of the Facility continue to be, the sole owner of all the Collateral and other Network Assets and shall not during the term of the Facility be subject to any security interest other than pursuant to security interests created or to be created pursuant to the Security Documents and/or as provided in the Security Sharing Agreement;

          (xvi) the security interests conferred or to be conferred upon the Security Agent, as security agent for and on behalf of the Lender (amongst others) and directly upon the Lender pursuant to the Security Documents constitute first priority security interests in favour of the Security Agent or, as the case may be, the Lender over the Collateral and every part thereof;

          (xvii) the Borrower has obtained all authorisations and approvals, has made all appropriate filings and registrations with governmental bodies and regulatory authorities, is in compliance with all notices relevant to and has taken all other action to obtain and maintain its ownership of such part of the Collateral and the Network Assets as is owned by it;

          (xviii) save as otherwise notified to the Lender in writing, the Borrower has fulfilled all the terms and conditions contained in the Licence;

          (xix) all information supplied or to be supplied by the Borrower to the Valuers for the purpose of the Valuation Report delivered as a condition precedent hereunder was true, complete and accurate in all respects and the Borrower is not aware of any additional facts or circumstances which could or should have been or be disclosed in relation thereto; and

          (xx) the valuation attributed to the Network Assets and every part thereof in the Valuation Report delivered as a condition precedent hereunder is an accurate and realistic valuation thereof.

     12.3 The representations and warranties set out in Clauses 12.1 and 12.2 shall survive the execution of this Agreement and the utilisation of the Facility hereunder and shall be deemed to be repeated on each Interest Payment Date by reference to the facts and circumstances then subsisting except that each reference to the Guarantor's Financial Statements and the Financial Statements contained in Clauses 12.2(vii), (ix) and (xi) above shall be construed as a reference to the most recent audited financial statements delivered to the Lender pursuant to Clause 13.

13.  FINANCIAL INFORMATION
     ---------------------

     13.1 The Borrower shall and shall procure that the Guarantor shall:

          (i) as soon as the same become available, but in any event within one hundred and twenty (120) days after the end of each of its financial years, deliver to the Lender the audited financial statements of the Borrower or, as the case may be, the Guarantor for such financial year, such financial statements to be audited by the Borrower's or, as the case may be, the Guarantor's present auditors or, if otherwise, by auditors which are acceptable to the Lender;

          (ii) as soon as the same become available, but in any event within sixty (60) days after the end of each half of each of its financial years, deliver to the Lender the unaudited financial statements of the Borrower or, as the case may be, the Guarantor for such period;

          (iii) as soon as the same become available, but in any event within sixty (60) days after the end of each half of each of its financial years, deliver to the Lender forecasts of the cashflow, debt service and profit and loss accounts up to the final maturity of all debt in respect of the Project;

          (iv) supply to the Lender (as and when the same are distributed to its shareholders) all circulars and annual reports from time to time distributed by it to its shareholders, any press release or written public announcement or any other information made available by it to the public; and

          (v) from time to time on the request of the Lender, furnish the Lender with such information about the business and financial condition of the Borrower or, as the case may be, the Guarantor as the Lender may require.

     13.2 The Borrower shall and shall procure that the Guarantor shall ensure that:

          (i) each set of financial statements and forecasts delivered by it pursuant to Clause 13.1 is prepared on the same basis as was used in the preparation of the Guarantor's Financial Statements and the Borrower's Financial Statements and in accordance with accounting principles generally accepted in Indonesia and consistently applied; and

          (ii) each set of financial statements delivered by it pursuant to Clause 13.1(i) and (ii) contains a balance sheet and a profit and loss account and all financial information delivered by the Borrower or, as the case may be, the Guarantor pursuant to Clause 13.1 is certified by the Chief Financial Officer (or the person holding a similar position within the Borrower or, as the case may be, the Guarantor at such time) of the Borrower or, as the case may be, as being true and accurate and, in the case of the financial statements delivered pursuant to Clause 13.1(i) and (ii), giving a true and fair view of the financial condition of the Borrower or, as the case may be, the Guarantor as at the end of the period to which those financial statements relate and of the results of its operations during such period.

     13.3 The Borrower shall ensure that the financial condition of the Borrower, as evidenced by each of the Borrower's then most recent audited annual financial statements and the most recent financial statements and projections of the Borrower delivered to the Lender under the provisions of Clause 13.1 of this Agreement (adjusted, as the Lender may consider appropriate, to take account of any changes in circumstances which occur after the date as of which such financial statements were prepared), shall be such that at all times after the later of (i) the date falling six (6) months after the Project Completion Date and (ii) twelve (12) months after the date upon which the final Advance is made (the "CALCULATION COMMENCEMENT DATE") the Debt Service Coverage Ratio is not less than 1.4:1.

     13.4 In this Clause 13:

          "DEBT SERVICE COVERAGE RATIO" means at any time and with respect to any Calculation Period the ratio of (i) the aggregate of (a) the Net Cash Flow in respect of such Calculation Period plus (b) the Equity at the time of calculation minus (c) the Capital Expenditure in respect of such Calculation Period plus (d) any amount received and retained by the Borrower during such Calculation Period in respect of any Asset Sale to (ii) the amount at such time calculated to be all amounts of principal projected to fall due and payable under the Transaction Documents in respect of such Calculation Period;

          "ASSET SALE" means any sale, lease, transfer or other disposal (howsoever described) and whether entered into by way of one (1) or more transactions;

          "CALCULATION DATE" means each 30 June and 31 December in each calendar year falling after the Calculation Commencement Date;

          "CALCULATION PERIOD" means:

          in relation to the first such period, the period beginning on the date falling six (6) months before the first Calculation Date falling after the Calculation Commencement Date and ending on such Calculation Date; and

          thereafter, each period beginning on one Calculation Date and ending on the next Calculation Date falling thereafter;

          "NET CASH FLOW" means at any time and with respect to any period an amount equal to:

     (i) the Revenues for such period; less

     (ii) the Expenditure for such period and the Taxes which are paid or in respect of which the Borrower shall make provision for during or in respect of such period;

          "REVENUES" means with respect to any period the aggregate of:

     (i) all amounts in cash received by the Borrower in the ordinary course of its business;

     (ii) all interest income received by the Borrower in respect of cash held by it at any bank or financial institution; and

     (iii) the proceeds of all loans or other financial accommodation actually received by the Borrower;

          "EXPENDITURE" means with respect to any period the aggregate of:

          all operating and maintenance costs payable by the Borrower during such period;

          all insurance premiums payable by the Borrower during such period;

          (iii) all professional and other fees, costs and expenses payable by the Borrower under or pursuant to any of the Project Contracts;

          (iv) all costs and expenses of a management, operating or maintenance (but not a capital) nature incurred or to be incurred by the Borrower, including, without limitation, administrative and management costs, employee costs and establishment and overhead costs;

          (v) damages payable by the Borrower during such period pursuant to any of the Project Contracts; and

          (vi) any other costs and expenses payable by the Borrower with respect to the Project during such period pursuant to any of the Project Contracts,

Provided Always that such Expenditure shall exclude any depreciation and/or other non-cash items;

          "CAPITAL EXPENDITURE" means costs and expenses which, in accordance with generally accepted accounting principles in Indonesia consistently applied, would be regarded to be of a capital (but not an operating) nature incurred or to be incurred by the Borrower;

          "EQUITY" means, in relation to the Borrower, the aggregate of (i) all its paid up share capital and (ii) any advance made available by any of the Shareholders which is subordinated, in form and substance to the Lender, to the claims of all other creditors of the Borrower; and

          "TAXES" shall be construed so as to include, without limitation, any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature whatsoever and howsoever termed (including, without limitation, any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same) by whomsoever, and whomsoever and whenever imposed, levied, collected, withheld or assessed.

     13.5 All expressions used in the definitions of this Clause 13 which are not otherwise defined herein shall be construed in accordance with generally accepted accounting principles in Indonesia (as used in the Borrower's most recent audited annual financial statements).

     13.6 The Borrower agrees that, promptly upon the transfer of title to it of any part of the Real Property, it shall execute or procure the execution and delivery of each of a Hypothec, Power of Attorney to Establish Hypothecs and Power of Attorney to Sell over that part of the Real Property in favour of the Security Agent as security agent for and on behalf of the Lender (amongst others), each such Hypothec, Power of Attorney to Establish Hypothecs and Power of Attorney to Sell to be in form and substance satisfactory to the Lender.


     13.7 The Lender and the Borrower hereby acknowledge that the Security Sharing Agreement contemplates the sharing with other banks or financial institutions ("NOMINATED BANKS") of certain of the security interests granted in accordance with the provisions of this Agreement. The Lender agrees, subject to the provisions of the Security Sharing Agreement (i) to share all of the security interests set forth in the Security Sharing Agreement with the Nominated Banks for the purpose of securing any further loans made or to be made by the Nominated Banks to the Borrower in an amount up to but not exceeding US$60,000,000 and (ii) that, in the event that any Nominated Bank shall request that those security interests which have been granted to the Lender in accordance with the provisions hereof but which are not the subject of the Security Sharing Agreement be shared with such Nominated Bank, then the Lender shall, subject to the completion of satisfactory documentation relating thereto and the payment by the Borrower of all costs and expenses (including legal fees) relating thereto, consent to and participate in the sharing of such security interests.

14.  GENERAL COVENANTS AND UNDERTAKINGS
     ----------------------------------

     14.1 POSITIVE UNDERTAKINGS
          ---------------------

          The Borrower undertakes and agrees with the Lender that so long as any amount remains to be advanced and/or remains payable and/or any person is under any actual or contingent liability hereunder, it shall:

          (i) obtain, comply with each of the terms and conditions of, renew and do all that is necessary to maintain in full force and effect all authorisations, approvals, licences, consents, exemptions, registrations, recordings, filings or notarisations (and, where possible, promptly deliver certified true copies thereof to the Lender) to enable it lawfully to enter into, exercise its rights and perform the obligations expressed to be assumed by it under each Transaction Document to which it is a party and to ensure the legality, validity, enforceability and admissibility in evidence in Indonesia of each Transaction Document to which it is a party and to ensure the validity or priority of the liabilities and obligations of the Borrower and the rights of the Lender thereunder. Furthermore, the Borrower undertakes and agrees with the Lender forthwith to take all such action as the Lender may from time to time notify to the

Borrower to ensure the legality, validity, enforceability or admissibility in evidence in England and Singapore of each Transaction Document to which it is a party or to ensure the enforceability and priority thereof under the laws of England and/or Singapore;

          (ii) comply in all respects with all laws, regulations and directives relating to or regulating the ownership by it and each of its subsidiaries of their assets (including, without limitation, the Real Property, the Network Assets and all property or assets comprising the Collateral), the carrying on by it of the business it engages in or proposes to engage in and the entry into and performance by it of the obligations expressed to be assumed by it in each Transaction Document to which it is a party;

          (iii) maintain insurances on and in relation to its business and assets with reputable underwriters or insurance companies against fire and such other risks and to such extent as is usual for companies carrying on a business such as that carried on by the Borrower and as is usual in respect of the nature of the Project and it will punctually pay all premiums payable in respect of the said policies of insurance and submit to the Lender receipts for such payment. Such policies shall be in such amounts and shall contain such reasonable terms and provisions as shall be approved by the Lender including without limitation a provision that the insurer shall not terminate or cancel the insurance without giving the Lender at least thirty (30) days notice of termination or cancellation and such terms and provisions shall not be varied without the prior consent in writing of the Lender. In this respect, the Borrower agrees forthwith to deliver to the Lender the original of all policies or contracts of insurance entered into by it and will ensure that the Lender is named as loss payee (in a manner and on such terms as are satisfactory to the Lender) on each such policy or contract of insurance. In the event the Borrower fails to maintain insurance as provided hereunder, the Lender will have the right to have such insurance effected at the cost of the Borrower and all moneys paid by the Lender in respect of such insurances shall on demand be repaid to the Lender and until repayment shall be considered unpaid amounts due hereunder and bear interest accordingly;

          (iv) promptly inform the Lender of the occurrence of any Event of Default and, upon receipt of a written request to that effect from the Lender, confirm to the Lender (by way of a certificate issued by an Authorised Signatory of the Borrower) that, save as previously notified to the Lender or as notified in such confirmation, no Event of Default has occurred or, if any Event of Default has occurred, a full description of the nature and extent thereof and the action or steps taken (or proposed to be taken) by the Borrower to remedy the same;

          (v) ensure that at all times its indebtedness under this Agreement ranks at least pari passu with its other unsecured and unsubordinated
               ----------
indebtedness with the exception of that which is preferred by the operation of bankruptcy, insolvency and other similar laws of general application;

          (vi) permit the Lender and/or any person authorised by the Lender (including, but without limitation, an auditor or accountant appointed by it for such purpose) from time to time to have access to and inspect (a) all agreements, documents, financial information, technical specifications and all other matters relating to the Project and (b) the books of account of the Borrower and any of its subsidiaries, respond forthwith to any reasonable queries or requests for information sought by such representative and discuss in good faith with such person any aspect of the Project and/or the books of account of the Borrower or its subsidiaries;

          (vii) maintain and procure that each of its subsidiaries shall maintain a system of books and records and a system of accounting established and administered in accordance with accounting principles generally accepted in Indonesia applied on a consistent basis, and set aside on its books all proper reserves as shall be required by such accounting principles;

          (viii) cause all of its properties utilised in the Project or otherwise in the conduct of its business to be maintained and kept in good condition, repair and working order, all as necessary to carry on the Borrower's business, and the Borrower shall maintain the conduct of its business consistent with that conducted upon its entering into this Agreement;

          (ix) without prejudice to sub-clause (iv) above, deliver to the Lender details of any litigation, arbitration or administrative proceedings relating to the Project or, as the case may be, which might have a material adverse effect upon the business and/or financial condition of the Borrower or any of its subsidiaries and/or the ability of the Borrower to perform or comply with any of its obligations under any Transaction Document to which it is a party and or the ability of the Borrower to diligently and timeously complete the Project;

          (x) promptly inform the Lender of the occurrence of any event which has or may have a material adverse effect upon the valuation of the Network Assets as set forth in any Valuation Report, the Collateral and/or the Real Property and, upon receipt of a written request to that effect from the Lender, confirm to the Lender that, save as previously notified to the Lender or as notified in such confirmation, no such event has occurred;

          (xi) ensure that the issued and paid-up capital of the Borrower is, prior to the initial drawdown of the Facility, increased to Rp41,589,000,000;

          (xii) ensure that all governmental licences and/or consents necessary in respect of the construction and operation of the NMT-450 Network by the Borrower are from time to time promptly obtained;

          (xiii) promptly after the date hereof, report the execution of this Agreement to Bank Indonesia, the Ministry of Finance of the Republic of Indonesia and TOCL and file such reports regarding this Agreement (with a copy thereof promptly being sent to the Agent) as are required by Bank Indonesia, the Ministry of Finance of the Republic of Indonesia and TOCL;

          (xiv) ensure that at all times and from time to time all the conditions contained in the Licence are fulfilled;

          (xv) save as provided below, procure that the Guarantor and the Shareholders will continue directly to own in aggregate (legally and beneficially) one hundred per cent. (100%) of the shares of the Borrower and to control the Borrower. The Lender agrees with the Borrower that up to twenty-five per cent. (25%) of the shares of the Borrower may be transferred to a first class internationally recognised operator of telecommunication networks without any consent from the Lender but on condition that the Borrower shall forthwith notify the Lender of any advanced proposal therefor or actual decision in relation thereto. Furthermore, the Lender agrees with the Borrower that the Borrower shall be entitled from time to time to request the Lender to consent to further dilution of the shareholding interest of the Guarantor and the Shareholders in the Borrower;

          (xvi)   ensure that the appointment of process agents made in Clause
29.5 is at all times effective failing which the Lender shall at the cost and expense of the Borrower be entitled and is hereby authorised by the Borrower from time to time to appoint a replacement process agent by notice to the Borrower;

          (xvii) provide from time to time and forthwith upon request therefor by the Lender reports in form and substance satisfactory to the Lender in respect of the construction of the NMT-450 Network and the progress of the Project generally;

          (xviii) forthwith upon the establishment of the billing system and collection of subscribers' charges system of the Borrower (and the Borrower hereby expressly undertakes to procure that such systems are established by no later than 31 August, 1996), enter into the master assignment of sub-accounts in the form set out in Schedule

Three ("MASTER ASSIGNMENT OF SUBACCOUNTS") and take all steps as are necessary or desirable in the reasonable opinion of the Lender to the perfect the Master Assignment of SubAccounts;

          (xix) as soon as possible after the date hereof and, in any event, by no later than the date falling six (6) weeks after the date hereof, deliver to the Lender a copy of the Telkom Letter duly executed in form and substance satisfactory to the Lender; and

          (xx) at any time prior to the use of any part of the Facility to discharge the Svenska Loan provide details satisfactory to the Lender of the Svenska Loan.

     14.2 NEGATIVE COVENANTS
          ------------------

     The Borrower shall not, without the prior written consent of the Lender. which consent shall not unreasonably be withheld:

          (i) pay, make or declare any dividend or other distribution in respect of any financial year unless the Borrower is in compliance with all the obligations expressed to be assumed by it in this Agreement; or

          (ii) create or permit to subsist any security interest over all or any of its present or future revenues or assets other than (a) any security interest which has been disclosed in writing to and acknowledged in writing by the Lender prior to the execution hereof and secures only indebtedness outstanding at the date hereof, (b) any security interest created or contemplated under the Security Documents or as provided in the Security Sharing Agreement or under this Agreement and (c) certain other security interests as may, from time to time, be agreed between the Lender and the Borrower; or

          (iii) make any loans or grant any credit (save in the ordinary course of business) or, except for loans provided to the Borrower by the shareholders from time to time of the Borrower and such loans are fully and effectively subordinated (in form and substance satisfactory to the Lender) to the claims of the Lender under the Transaction Documents, incur further borrowings (except to the extent that such further borrowings are incurred in respect of the second and/or third phases of the Project and which do not exceed an aggregate of US$60,000,000) of any nature or give any guarantee or lease any assets to or for the benefit of any person; or

          (iv) alter any rights attaching to its issued shares in existence at the date hereof; or

          (v) save for the sale, lease, transfer or other disposal of revenues or assets having an aggregate value of not more than US$20,000 or its equivalent in any financial year of the Borrower, sell, lease, transfer or otherwise dispose of, by one (1) or more transactions or series of transactions (whether related or not), the whole or any part of its revenues or its assets otherwise than on an arm's length basis for full consideration in the ordinary course of its business; or

          (vi) enter into any investment or business activity other than the construction and operation of the NMT-450 Network and any business which is directly related thereto; or

          (vii) cancel or terminate (or consent to any cancellation or termination of) any of the Project Contracts or other agreements or documents with respect to the Project or, save as provided below, amend or otherwise modify or give any consent, waiver or approval to any variation of or deviation from the terms of any Project Contract or other agreement or document with respect to the Project Provided that such amendment, modification, consent, waiver or approval may be made or, as the case may be, given so long as it will not adversely affect the business and/or financial condition of the Borrower and/or materially change the nature, extent or progress of the Project; or

          (viii) enter into any business transactions on a non-arm's length basis with any affiliates of the Borrower unless such business transaction is favourable to the Borrower; or

          (ix) change its corporate structure either by merger, amalgamation, consolidation, reorganization, reconstruction or otherwise Provided that, and subject to the consent of the Lender (which consent shall not unreasonably be withheld), any such merger, amalgamation, consolidation, reorganisation or reconstruction may be permitted if the solvency and the operations of the Borrower are not, in the sole opinion of the Lender, materially detrimentally affected.

     14.3 THE ACCOUNTS
          ------------

          The Borrower hereby irrevocably and unconditionally agrees with the Lender that monies shall be credited and debited to each of the RP Escrow Account. the US Escrow Account and the Reserve Account in the manner contemplated below. The Borrower further irrevocably and unconditionally agrees with the Lender that it shall comply in all respects with the arrangements set forth below in relation to each of the Accounts and the Borrower will not do or carry out any action which is inconsistent with the arrangements set out below relating to each of the Accounts.

          (a)  PURPOSE OF EACH ACCOUNT
               -----------------------

               The Borrower agrees with the Lender that the purpose of each of the Accounts shall be as reflected below, namely that:

               (i)   THE RP ESCROW ACCOUNT
                     ---------------------

                     the purpose of the RP Escrow Account shall be (a) to receive or otherwise have credited to it all receivables and other amounts of whatsoever nature due from time to time to the Borrower on any account whatsoever from its customers and other debtors and the Borrower hereby agrees with the Lender from time to time to instruct (in a manner satisfactory to the Lender) all its customers and other debtors to make payment of all such sums due or to become due to the Borrower to the RP Escrow Account and (b) to serve as a fund from which the Borrower shall discharge all expenses associated with its business as budgetted and approved by the Lender and, in addition, the obligations under Clause 6 of this Agreement to pay interest on the Loan. In the event that, for any reason whatsoever, any amount payable to the Borrower is not immediately paid and credited to the RP Escrow Account by the relevant customer or debtor, the Borrower hereby undertakes with the Lender to procure that such amount is forthwith credited to the RP Escrow Account;

               (ii)  THE RESERVE ACCOUNT
                     -------------------

                     the purpose of the Reserve Account shall be to receive and have credited to it amounts from the RP Escrow Account, having been converted into dollars, in the manner and in the amounts contemplated in paragraph (b)(ii) below; the monies from time to time standing to the credit of the Reserve Account shall serve as a fund which the Borrower may, at its election, use to prepay the whole (but not part) of the Loan which is outstanding on any Repayment Date and the Borrower hereby agrees with the Lender to use the funds standing to the credit of the Reserve Account for such purpose. For the avoidance of doubt, the Borrower agrees with the Lender that the monies standing to the credit of the Reserve Account shall only be used in or towards the repayment (including a prepayment) of the Loan in full and, in particular, that such monies may not be used in or towards any partial repayment (including a prepayment) of the Loan; and

               (iii) THE US ESCROW ACCOUNT
                     ---------------------

                     the purpose of the US Escrow Account shall be to receive and have credited to it amounts from the RP Escrow Account, having been converted into dollars, in the manner and in the amounts contemplated in paragraph (b)(iii) below; the monies from time to time standing to the credit of the US Escrow Account shall serve as a fund which shall be used to enable the Borrower to repay the relevant part of the Loan on each of the Repayment Dates in the manner provided for in Clause 8 of this Agreement (save, for the avoidance of doubt, in relation to any Repayment Date if (and only if) the Borrower elects to prepay, on such Repayment Date, the entire amount of the Loan which is outstanding). The Borrower hereby agrees with the Lender to use the funds standing to the credit of the US Escrow Account for such purposes.

          (b)  PAYMENTS TO THE ACCOUNTS
               ------------------------

               The Borrower agrees with the Lender that the following monies shall be paid and credited to each Account and the Borrower further agrees with the Lender to procure that all such monies as are referred to below shall be paid and credited to each Account strictly in accordance with the provisions of this sub-Clause (b):

               (i)   THE RP ESCROW ACCOUNT
                     ---------------------

                     (a) all receivables and other amounts due from time to time to the Borrower on any account whatsoever from its customers and other debtors shall immediately be paid and credited to the RP Escrow Account;

                     (b) amounts from time to time standing to the credit of the RP Escrow Account shall be used to (a) purchase dollars to be credited to the Reserve Account and the US Escrow Account in the manner contemplated in paragraphs (b)(ii) and b(iii) below, (b) finance the expenses relating to the business and operations of the Borrower as reflected in the budget which shall be approved by the Lender or otherwise as from time to time approved by the Lender and (c) purchase dollars to enable the Borrower to make payment of interest on the Loan under Clause 6 of this Agreement.

               (ii)  THE RESERVE ACCOUNT
                     -------------------

                     subject to the provisions of paragraph (c) below, amounts standing to the credit of the RP Escrow Account shall be used to purchase dollars to be immediately credited to the Reserve Account in the following amounts and at the following times:

                     (a) on the last business day of each of the 7th, 8th, 9th, 10th, 11th and 12th month after the making of the first Advance, the Borrower Will ensure that there is credited to the Reserve Account an amount in dollars which is equal to one-sixth of the interest payment which, taking the then prevailing LIBOR which has been determined for the purposes of this Agreement and applying it to a deemed calculation of the interest payment which, by the application of the then prevailing LIBOR determined hereunder, would be due from the Borrower under Clause 6 of this Agreement on the first Repayment Date; and

                     (b) on the last business day of each of the 19th, 20th, 21st, 22nd, 23rd and 24th month after the making of the first Advance, the Borrower will ensure that there is credited to the Reserve Account an amount in dollars which is equal to one-sixth of the amount of the Loan which falls due for repayment on the first Repayment Date.

                     In the event that the Borrower elects to prepay the Loan on any Repayment Date and such prepayment shall result in the entire amount of the Loan ceasing to exist thereafter (a "PREPAYMENT DATE"), the Borrower agrees that the aggregate amount standing to the credit of the Reserve Account on the Prepayment Date shall be applied in or towards repayment of the Loan without penalty on the Prepayment Date. In the event that the Borrower does not elect to prepay the Loan on any Prepayment Date, then the Borrower agrees with the Lender that, on the final Repayment Date, the aggregate amount standing to the credit of the Reserve Account shall be applied in repayment of such part of the Loan as is required by the Borrower on the final Repayment Date under the provisions of Clause 8 of this Agreement.

               (iii) THE US ESCROW ACCOUNT
                     ---------------------

                     subject to the provisions of paragraph (c) below, amounts standing to the credit of the RP Escrow Account shall be used to purchase dollars to be immediately credited to the US Escrow Account in the following amounts and at the following times:

                     (a) on the last business day of each of the 25th, 26th, 27th, 28th, 29th and 30th month after the making of the first Advance, the Borrower will ensure that there is credited to the US Escrow Account an amount in dollars which is equal to one-sixth of the amount of the Loan which falls due for repayment on the first Repayment Date. The Borrower agrees with the Lender that the aggregate amount standing to the credit of the US Escrow Account on the first Repayment Date shall be applied in repayment of such part of the Loan as is required to be repaid by the Borrower on the first Repayment Date under the provisions of Clause 8 of this Agreement ;

                     (b) on the last business day of each of the 31st, 32nd, 33rd, 34th, 35th and 36th month after the making of the first Advance, the Borrower will ensure that there is credited to the US Escrow Account an amount in dollars which is equal to one sixth of the amount of the Loan which plus due for repayment on the second

Repayment Date. The Borrower agrees with the Lender that the aggregate amount standing to the credit of the US Escrow Account on the second Repayment Date shall be applied in repayment of such part of the Loan as is required to be repaid by the Borrower on the second Repayment Date under the provisions of Clause 8 of this Agreement;

                     (c) on the last business day of each of the 37th, 38th, 39th, 40th, 41st and 42nd month after making of the first Advance, the Borrower will ensure that there is credited to the US Escrow Account an amount in dollars which is equal to one-sixth of the amount of the Loan which falls due for repayment on the third Repayment Date. The Borrower agrees with the Lender that the aggregate amount standing to the credit of the US Escrow Account on the third Repayment Date shall be applied in repayment of such part of the Loan as is required to be repaid by the Borrower on the third Repayment Date under the provisions of Clause 8 of this Agreement;

                     (d) on the last business day of each of the 43rd, 44th, 45th, 46th, 47th and 48th month after making of the first Advance, the Borrower will ensure that there is credited to the US Escrow Account an amount in dollars which is equal to one-sixth of the amount of the Loan which falls due for repayment on the fourth Repayment Date. The Borrower agrees with the Lender that the aggregate amount standing to the credit of the US Escrow Account on the fourth Repayment Date shall be applied in repayment of such part of the Loan as is required to be repaid by the Borrower on the fourth Repayment Date under the provisions of Clause 8 of this Agreement; and

                     (e) on the last business day of each of the 49th, 50th, 51st, 52nd, 53rd and 54th month after making of the first Advance, the Borrower will ensure that there is credited to the US Escrow Account an amount in dollars which is equal to one-sixth of the amount of the Loan which falls due for repayment on the fifth Repayment Date. The Borrower agrees with the Lender that the aggregate amount standing to the credit of the US Escrow Account on the fifth Repayment Date shall be applied in repayment of such part of the Loan as is required to be repaid by the Borrower on the fifth Repayment Date under the provisions of Clause 8 of this Agreement;

          (c)  DEFAULT
               -------

               Notwithstanding the provisions of paragraph (b) above, the Lender hereby agrees with the Borrower that the failure by the Borrower to ensure, on any date referred to in paragraph (b) above, that the precise amount referred to therein be credited to the Reserve Account and/or the US Escrow Account shall not constitute an Event of Default Provided that on the last day of each six
                                   -------------
month period referred to in paragraphs (b)(ii)(b), (b)(iii)(a), (b)(iii)(b),

(b)(iii)(c), (b)(iii)(d) and (b)(iii)(e) and, in the case of the six month period referred to in Clause (b)(ii)(a), the date falling 18 months after the making of the first Advance, the aggregate amount standing to the credit of the Reserve Account or, as the case may be, the US Escrow Account, is at least equal to:

               (i) in the case of paragraph (b)(ii)(a), the total amount of interest payable by the Borrower under Clause 6 of this Agreement on the first Repayment Date or, if less, on any subsequent Repayment Date;

               (ii) in the case of paragraph (b)(ii)(b), the amount of the Loan which falls due for repayment on the first Repayment Date under the provisions of Clause 8 of this Agreement;

               (iii) in the case of paragraph (b)(iii)(a), the amount of the Loan which falls due for repayment on the first Repayment Date under the provisions of Clause 8 of this Agreement;

               (iv) in the case of paragraph (b)(iii)(b), the amount of the Loan which falls due for repayment on the second Repayment Date under the provisions of Clause 8 of this Agreement;

               (v) in the case of paragraph (b)(iii)(c), the amount of the Loan which falls due for repayment on the third Repayment Date under the provisions of Clause 8 of this Agreement;

               (vi) paragraph (b)(iii)(d), the amount of the Loan which falls due for repayment on the fourth Repayment Date under the provisions of Clause 8 of this Agreement;

               (vii) paragraph (b)(iii)(e), the amount of the Loan which falls due for repayment on the fifth Repayment Date under the provisions of Clause 8 of this Agreement;

               Notwithstanding the foregoing, the Borrower agrees with the Lender that it shall use its best efforts to ensure that the precise amount required by the provisions of paragraph (b) above to be credited to the Reserve Account and/or the US Escrow Account shall be so credited and it shall use its best efforts, in the month or months immediately succeeding the existence of any shortfall, to ensure that such further amounts are credited to the Reserve Account and/or the US Escrow Account so that the Borrower shall comply with the obligations expressed to be assumed by it under paragraph (b) above as if the grace or cure periods referred to in this paragraph (c) were not applicable.

          (d)  PRIORITY OF PAYMENTS FROM THE RP ESCROW ACCOUNT
               -----------------------------------------------

               The Borrower agrees with the Lender that monies shall, with the prior written consent of the Lender, be debited from the RP Escrow Account in the following order of priority:

               first, in or towards satisfaction of the Borrower's obligation to pay interest under Clause 6 of this Agreement on each of the Interest Payment Dates;

               second, in or towards payment of the approved budgetted expenses relating to the business and operations of the Borrower as approved by the Lender or otherwise as agreed from time to time by the Lender Provided that the consent of the Lender to the payment of the following monies from the RP Escrow Account shall not be necessary for so long as the Borrower is in compliance with the obligations expressed to be assumed by it under this Agreement (and, for this purpose, the provisions of Clause 14.3(c) shall be ignored so that it shall be a requirement that the Borrower be in strict compliance with its obligations under Clause 14.3(b) of this Agreement);

                    (a) any interest earned in connection with monies standing to the credit of any of the Accounts, it being agreed by the Lender that interest earned in connection with the Reserve Account and the US Escrow Account shall be credited to the RP Escrow Account; and

                    (b) any and all monies standing to the credit of the RP Escrow Account which are not then required to enable the Borrower to comply with its obligations under this Agreement including without limitation the obligations of the Borrower under Clause 14.3(b) and this Clause 14.3(d) and which are generated from the issue or sale of shares in the Borrower;

                    third, in or towards payment of the amounts referred to in paragraph (b)(ii)(a) above;

                    fourth, in or towards payment of the amounts referred to in paragraph (b)(ii)(b) above;

                    fifth, in or towards payment of the amounts referred to in paragraph (b)(iii) above;

                    sixth, in or towards repayment of principal on each of the Repayment Dates; and
                    seventh, but without prejudice to any of the foregoing provisions, at any time after the date falling thirty (30) months after the making of the first Advance, any and all monies standing to the credit of the RP Escrow Account which are not (whether by the making of any prepayment of the Loan or otherwise) then required to enable the Borrower to comply with its obligations due at such time under this Agreement including, without limitation, the obligations of the Borrower under Clause 14.3(b) and this Clause 14.3(d) and, for the avoidance of doubt. after the date falling thirty (30) months after the making of the first Advance, the Lender agrees to the release of such surplus monies referred to herein without need for its prior written consent in accordance with the provisions hereof.

          (e)  NETTING OF PAYMENTS
               -------------------

               The Borrower and the Lender agree that if, by the operation of the provisions of this Agreement and in respect of payments to be made on any particular day (the "RELEVANT DAY"), the Borrower would be required to make a payment to the Lender on the Relevant Day and the Lender would be required to agree to the remittance of funds from the RP Escrow Account to the Borrower on the Relevant Day then, on the Relevant Day, those payments shall be netted so that the Lender, or as the case may be, the Borrower shall receive a net amount which is equal to the difference between the amounts payable on the Relevant Date.

          (f)  TRANSFER OF FUNDS
               -----------------

               Any amount contained in the Reserve Account which is not required to enable the Borrower to perform its obligations as set out under this Agreement shall be transferred to the US Escrow Account, and the Lender hereby consents to such transfer.

15.  EVENTS OF DEFAULT
     -----------------

     15.1 If:

          (i) the Borrower and/or the Guarantor fails to pay any sum due from it under this Agreement (in the case of the Borrower) or the Guarantee (in the case of the Guarantor) at the time, in the currency and in the manner specified therein and such failure is not rectified within seven (7) business days of the occurrence thereof: or

          (ii) any representation, warranty or statement made or deemed to be made by any Obligor under or pursuant to any Transaction Document to which it is a party or in any notice or other document, certificate or statement delivered by it pursuant thereto or in connection therewith is or proves to be incorrect or misleading and, if capable of being remedied, is not remedied within a period of six (6) months from the occurrence of such breach; or

          (iii) the Borrower fails duly to perform or comply with any of the obligations expressed to be assumed by it in Clauses 13 or 14 including, without limitation and for the avoidance of doubt, the failure by the Borrower to ensure that amounts are credited to the Accounts in the manner provided for in Clause 14.3; or

          (iv) any Obligor fails duly to perform or comply with any other material covenant or other material obligation expressed to be assumed by it in any Transaction Document to which it is a party and, if in the opinion of the Lender such failure is capable of being remedied, such failure is not remedied within thirty (30) days after the occurrence thereof Provided Always that such grace period will not apply in respect of a breach by the Borrower relating to the grant of any security interest other than those security interests specifically contemplated hereunder or under the Security Documents; or

          (v) any other indebtedness in excess of US$00,000 (or its equivalent) in the aggregate of any Obligor or any of their respective subsidiaries (a) is not paid when due or within any applicable grace period in any agreement or instrument relating to such indebtedness, or (b) becomes due and payable, or capable of being declared due and payable, before its normal or agreed maturity by reason of a default (howsoever described) except that this subClause shall not apply to any indebtedness which any Obligor is contesting in good faith and by appropriate proceedings; or

          (vi) any Obligor or any of its respective subsidiaries is unable to pay or admits its inability to pay its debts as they fall due, commences negotiations with a view to, or takes any proceedings under any law for a readjustment, rescheduling or deferment of all or any of its indebtedness or proposes, makes or enters into a general assignment or arrangement for the benefit of or a composition with any one (1) or more of its creditors; or

          (vii) any corporate action or other steps are taken (by any person) for the bankruptcy, liquidation, winding-up, or dissolution of the Borrower or any of its respective subsidiaries or for the appointment of a receiver, administrator, custodian, judicial manager, trustee or similar officer of the Borrower or any of its respective subsidiaries or any of its assets or revenues; or

          (viii) any execution, attachment. distress or other legal process is levied enforced or sued out on or against, or any person having a security interest thereover takes possession of or forecloses against the whole or any part of, the property, undertaking or assets of the Borrower or any of its respective subsidiaries; or

          (ix) any provision of any Transaction Document is or becomes, for any reason, invalid or unenforceable or any Transaction Document shall at any time for any reason cease to be in full force and effect whether by any reason or matter affecting any Obligor or by any event which renders it illegal for any Obligor to perform or comply with any or all of its obligations under any Transaction Document to which it is a party; or

          (x) any agency of any state seizes, compulsorily acquires, expropriates or nationalises the Borrower or any of its respective subsidiaries and/or all or more than five per cent. (5%) of its assets or shares in any manner whatsoever (whether direct or indirect); or

          (xi) the Borrower suspends or threatens to suspend all or a substantial part of the construction and/or development of the Project without reasonable cause and/or the Borrower or any of its subsidiaries suspends or threatens to suspend all or any part of their respective operations without reasonable cause or ceases, or threatens to cease to carry on their respective main business as carried on at the date hereof or enters into any business which is unrelated to their respective existing business or operations and/or at any time for whatever reason the Borrower abandons the construction, development and/or operation of the Project; or

          (xii) any Obligor repudiates any Transaction Document to which it is a party or does or causes to be done any act or thing evidencing an intention to repudiate any Transaction Document to which it is a party and/or the Borrower repudiates any agreement or document relating to the Project or does or causes to be done any act or thing evidencing an intention to repudiate any agreement relating to the Project; or

          (xiii) at any time any act, condition or thing required to be done, fulfilled or performed in order (a) to enable any Obligor lawfully to enter into, exercise its rights under and perform the obligations expressed to be assumed by it in any Transaction Document to which it is a party, (b) to ensure that the obligations expressed to be assumed by such Obligor in any Transaction Document to which it is a party are legal, valid, binding and enforceable or (c) to make each Transaction Document admissible in evidence in Indonesia, Singapore and England is not done, fulfilled or performed; or

          (xiv) except in the case of the Assignment of Receivables and the various Hypothecs, any security interest expressed to be conferred upon the Security Agent and/or the Lender and/or the under any Transaction Document ceases to be a security interest over the property and assets the subject thereof in accordance with its terms; or

          (xv) any material event occurs or material circumstances arise which give grounds in the opinion of the Lender for belief that any Obligor may not (or may be unable to) perform or comply with any one (1) or more of its obligations under any Transaction Document to which it is a party (and, for this purpose, the repayment of principal and the payment of interest shall be deemed to be material obligations); or

          (xvi) the Project Completion Date does not occur on or prior to the date falling thirteen (13) months after the date hereof; or

          (xvii) the Guarantor and the Shareholders cease at any time and for whatever reason directly to own in aggregate (legally and beneficially) one hundred per cent. (100%) of the shares of the Borrower otherwise than in accordance with the provisions of Clause 14.1(xv) hereof and/or the Guarantor and the Shareholders cease at any time and for whatever reason to control the Borrower; or

          (xviii) any change in any necessary governmental approvals occurs or any amendment to any of the Project Contracts is made which, in the sole opinion of the Lender, may adversely affect the Borrower's ability to meet its obligations contained herein, then, and in any such case and at any time thereafter, the Lender may:

                  (a) cancel its Commitment whereupon the same shall be so cancelled and reduced to zero; and/or

                  (b) declare all the outstanding Advances together with accrued interest thereon and any and all sums of whatsoever nature due from the Borrower hereunder to be immediately due and payable (without demand, protest or notice upon the Borrower) or to be due and payable on demand of the Lender upon such terms and subject to such conditions as the Lender may from time to time specify and, in the event that the Borrower shall fail to comply with its obligations hereunder in respect thereof, the Lender shall be entitled to enforce its rights under the Security Documents.

16   BROKEN FUNDING COSTS
     --------------------

     Notwithstanding any other provision of this Agreement, if the Lender receives or recovers all or any part of the Loan otherwise than on a Repayment Date relating thereto, the Borrower shall pay to the Lender on demand an amount equal to the amount (if any) by which

(i) the additional interest which would have been payable on the amount so received or recovered had it been received or recovered on such Repayment Date exceeds (ii) the amount of interest received or recovered by the Lender by placing a dollar deposit (equal to the amount received or recovered) with a prime bank in Singapore for a period starting on the third Banking Day following the date of such receipt and ending on such Repayment Date.

17.  INDEMNITY
     ---------

     17.1 The Borrower undertakes to indemnify the Lender against:

          (i) any cost, claim, loss, expense (including legal fees on a full indemnity basis) or liability together with any service tax thereon, which it may sustain or incur as a consequence of the occurrence of any Event of Default or any other breach or default by the Borrower in the performance of any of the obligations or covenants expressed to be assumed by it in this Agreement; and

          (ii) any loss it may sustain or incur as a result of its funding an Advance requested by the Borrower hereunder but not made by reason of the operation of any one (1) or more of the provisions hereof.

     17.2 Any amount received or recovered from the Borrower by the Lender under or in connection with this Agreement in a currency (such currency being referred to herein as the "OTHER CURRENCY") other than the currency in which such sum is expressed to be due under this Agreement (such currency being referred to herein as the "CURRENCY OF ACCOUNT") whether as a result of, or the enforcement of, a judgment or order of a court or tribunal in any jurisdiction, in the winding-up or dissolution of the Borrower or otherwise, shall only constitute a discharge of the Borrower's payment obligations hereunder to the extent of the amount in the Currency of Account which the Lender is able, in accordance with its usual practice, to purchase with the amount of the Other Currency so received or recovered. The Borrower undertakes to indemnify the Lender against any cost, claim, loss, expense (including legal fees on a full indemnity basis) or liability together with any service tax thereon which the Lender may incur or sustain in the event that the amount so received by it in the Currency of Account (following the conversion into the Currency of Account of any amount received in the Other Currency) is less than the amount of the Currency of Account due to the Lender under or in connection with this Agreement.

     17.3 Each indemnity contained in this Clause constitutes a separate and independent obligation of the Borrower from the other obligations of the Borrower contained in this Agreement, shall give rise to a separate and independent cause of action against the Borrower and shall apply irrespective of any time or other indulgence granted to the Borrower. The Borrower agrees that each such indemnity shall continue in full force and effect notwithstanding the existence of any judgment, order, claim or proof for a liquidated amount in respect of any sum due under or in connection with this Agreement or any judgment or order relating thereto.

18.  CURRENCY OF ACCOUNT
     -------------------

     The dollar is the currency of account and is the currency of payment for each and every sum at any time due from the Borrower hereunder Provided that:

     (i) each payment in respect of costs and expenses shall be made in the currency in which the same were incurred; and

     (ii) each payment pursuant to Clause 21.1 shall be made in the currency specified by the party claiming thereunder.

19.  PAYMENTS
     --------

     19.1 On each date on which this Agreement requires an amount to be paid by the Borrower or the Lender hereunder, the Borrower or, as the case may be, the Lender shall make the same available to the other by payment in such funds as is for the time being customary for the settlement of international banking transactions in the currency so payable to such account or bank as the Borrower or, as the case may be, the Lender may from time to time specify for this purpose.

     19.2 On each date on which this Agreement requires an amount to be paid by the Lender to the Borrower, the Lender shall make the same available by application:

          (i) first, in or towards payment (on the date of receipt) of any amount then due and payable from the Borrower hereunder to the Lender; and

          (ii) secondly, in or towards payment (on the date of receipt) to such account of the Borrower such bank in Indonesia as the Borrower shall have previously notified to the Lender for this purpose.

     19.3 All payments required to be made by the Borrower hereunder shall be calculated without reference to any set-off or counterclaim and shall be made free and clear of and without any deduction for or on account of any set-off or counterclaim.

     19.4 The Lender shall maintain in accordance with its usual practice an account or accounts, which shall as between the Borrower and the Lender be prima
                                                                           -----
facie evidence of the amounts from time to time lent by, owing to and paid to
-----
the Lender hereunder.

     19.5 Payments received by the Lender hereunder shall be applied: first, to payment of fees due and payable to the Lender (if any); second, to payment of accrued interest on the overdue Loan; third, to payment of accrued interest on the Loan; fourth, to repayment of the overdue portion of the Loan; fifth, to repayment of the Loan and sixth, to prepayment of the Loan.

20.  TAXES
     -----

     20.1 All payments by the Borrower under this Agreement, whether in respect of principal, interest, fees, costs, expenses or any other matter, shall be made in full without any deduction or withholding for or on account of tax unless the deduction or withholding is required by law, in which case the Borrower shall:

          (i) ensure that the deduction or withholding does not exceed the minimum amount legally required;

          (ii) forthwith pay to the Lender such additional amount or amounts so as to ensure that the net amount received by the Lender will be equal to the full amount which it would have received had no such deduction or withholding been made or required to be made;

          (iii) pay to the relevant taxation or other authorities within the period for payment permitted by applicable law the full amount of the deduction or withholding (including, but without prejudice to the generality of the foregoing, the full amount of any deduction or withholding from any additional amount paid under this sub-Clause); and

          (iv) furnish to the Lender, within thirty (30) days after it has made payment to the relevant tax or other authority:

                 (a) an official receipt of the relevant authority in respect of all amounts so deducted or withheld; or

                 (b) if such receipts are not issued by the relevant authorities on payment to them of amounts so deducted or withheld, a certification of deduction or withholding or equivalent evidence (which shall be satisfactory to the Lender) of the relevant deduction or withholding.

     20.2 Without prejudice to the provisions of Clause 20.1, if the Lender is required to make any payment on account of tax (other than tax on its overall net income) on or in relation to any sum received or receivable hereunder by the Lender (including, without limitation, any sum received or receivable under this Clause 20) or any liability in respect of any such payment is asserted, imposed, levied or assessed against the Lender, the Borrower shall, upon demand of the Lender, promptly indemnify the Lender against such payment or liability, together with any interest, penalties and expenses payable or incurred in connection therewith.

     20.3 If the Borrower makes a payment under this Clause 20 for the account of the Lender and the Lender, in its sole opinion, determines that it has received or been granted a credit against or relief or remission for, or repayment, of, any tax paid or payable by it in respect of or calculated with reference to the deduction or withholding giving rise to such payment, the Lender shall, to the extent that it can do so without prejudice to the retention of the amount of such credit, relief, remission or repayment, pay to the Borrower, such amount as the Lender shall, in its sole opinion, have determined to the attributable to such deduction or withholding. Any payment made by the Lender under this Clause shall be conclusive evidence of the amount due to the Borrower hereunder and shall be accepted by the Borrower in full and final settlement of its rights of reimbursement hereunder in respect of the relevant deduction or withholding. Nothing herein contained shall interfere with the right of the Lender to arrange its tax affairs in whatever manner it thinks fit and, in particular, the Lender shall not be under any obligation to claim credit, relief, remission, or repayment from or against its corporate profits or similar tax liability in respect of the amount of such deduction or withholding in priority to any other claims, reliefs, credit or deductions available to it, nor oblige the Lender to disclose any information relating to its tax affairs or any computations in respect thereof.

     20.4 In order to assist the Borrower in qualifying for reduction pursuant to any applicable income tax treaty in the rate of any deduction or withholding applicable under Indonesian law to payments of interest to the Lender, the Lender shall furnish to the Borrower, no later than the earliest date on which any interest payment is to be made under Clause 6 of this Agreement, a certificate of domicile (or such other certificate or document, howsoever entitled, which would constitute evidence of the Lender's tax residence in the applicable treaty country) and all such other documents as are reasonably necessary to enable the Borrower to qualify for reductions pursuant to Dir. Jen Tax Rule SE-08/93.

     20.5 If, at any time, the Borrower is required by law to make any deduction or withholding from any sum payable by it hereunder (or if the Borrower becomes aware of any such proposed requirement or there is any change in the rates at which or the manner in which such deductions or withholdings are calculated), the Borrower shall promptly notify the Lender thereof.

21.  INCREASED COSTS
     ---------------

     21.1 In the event that the Lender determines that, by reason of the introduction of or any change in the interpretation or administration of any law and/or compliance with any directive from any central bank or other fiscal, monetary or other authority or agency (including, without limitation, a directive which affects the manner in which the Lender is required to or does maintain capital resources having regard to its obligations hereunder and to amounts owing to it hereunder):

          (i) the Lender incurs a cost as a result of its making of one (1) or more Advances hereunder or as a result of its having entered into and/or assuming or maintaining its Commitment hereunder; or

          (ii) there is any increase in the cost to the Lender of maintaining and/or funding all or any part of its Commitment and/or of maintaining all or any part of its obligations under or in connection with this Agreement; or

          (iii) the Lender suffers a reduction in the rate of return on its overall capital (not being a reduction by reason of the imposition of, or increase in the rates of, tax payable on its overall net income) as a result of a change in the manner in which the Lender is required to allocate resources to its obligations hereunder; or

          (iv) the Lender becomes liable to make any payment on account of tax or otherwise (other than tax on its overall net income) on or calculated by reference to the amount of any Advance made or to be made by it hereunder and/or any sum received or receivable by it hereunder, the Borrower shall, from time to time on demand of the Lender, promptly pay to the Lender amounts sufficient to indemnify the Lender against, as the case may be, (a) such cost, (b) such increased cost (or such proportion of such increased cost as is, in the opinion of the Lender, attributable to its funding or maintaining Advances hereunder) (c) such proportion of such reduction as is, in the opinion of the Lender, attributable to its obligations hereunder or (d) such liability.

     21.2 In the event that any such cost, increased cost, reduction in rate of return, liability or loss as is referred to in paragraphs (i) to (iv) of Clause
21.1 is not (by reason of the manner in which any applicable law or directive from any central bank or other fiscal, monetary or other authority or agency is applied, enforced or given effect) directly charged to the Lender but instead to any person which is a holding company, a subsidiary of or otherwise affiliated with the Lender, then, for all the purposes of this Clause 21, such cost, increased cost, reduction in rate of return liability or loss shall be deemed to have been incurred by the Lender.

22.  SET-OFF
     -------

     The Borrower authorises the Lender to apply any credit balance to which the Borrower is entitled on any account of the Borrower with the Lender in satisfaction of any sum due and payable from the Borrower to the Lender hereunder but unpaid; for this purpose, the Lender is authorised to purchase with the moneys standing to the credit of any such account such other currencies as may be necessary to effect such application. The Lender shall not be obliged to exercise any right given to it by this Clause.

23.  FEES, COSTS AND EXPENSES
     ------------------------

     23.1 The Borrower shall pay to the Lender the fees specified in the Fees Letter at the times, and in the amounts, specified in the Fees Letter. The Borrower shall also pay to the Lender a commitment fee calculated in the manner and payable at the times specified in the Fees Letter.

     23.2 The Borrower shall, from time to time on demand of the Lender, reimburse the Lender for all costs and expenses (including legal fees) together with any service tax thereon incurred by it in or in connection with the negotiation, preparation, execution and completion of this Agreement, the Security Documents, the Letter of Comfort, the Negative Pledge Letter, the Guarantee, the Fees Letter and all other ancillary documents necessary for the preparation, execution and completion of the aforesaid documents and the completion of the transactions herein contemplated subject to a maximum limit of US$70,000 in respect of the professional fees of legal counsel to the Lender.

     23.3 The Borrower shall, from time to time on demand of the Lender, reimburse the Lender for all reasonable costs and expenses (including, without limitation, legal fees and all out of pocket expenses on a full indemnity basis) together with any service tax thereon incurred in or in connection with (i) the preservation and/or enforcement of any of the rights of the Lender under this Agreement and (ii) any variation, consent, approval, waiver or amendment relating to this Agreement.

     23.4 The Borrower shall pay all stamp, documentary and other taxes to which this Agreement or any judgment given in connection herewith is or at any time may be subject and shall indemnify the Lender against any liabilities, costs, claims and expenses resulting from any failure to pay or any delay in paying any such tax.

24.  BENEFIT OF AGREEMENT
     --------------------

     24.1 This Agreement shall be binding upon, and inure to the benefit of each party hereto and their respective successors and assigns.

     24.2 The Borrower shall not be entitled to assign, transfer or otherwise deal in any way with all or any of its rights, benefits and obligations under this Agreement.

     24.3 The Lender may, at any time, assign all or any of its rights and benefits hereunder Provided that the Lender shall at all times have an interest in not less than fifty per cent. (50%) of the amount of the Loan unless the Borrower otherwise consents thereto (such consent not to be unreasonably withheld).

     24.4 Save as provided below, the Lender may disclose to a potential assignee or to any other person with whom it may wish to enter into contractual relations in connection with any Transaction Document such information about the Borrower and its financial condition as shall have been made available to the Lender thereunder together with such other information as the Lender shall consider appropriate. The Borrower hereby consents to the disclosure of any and all such information. Notwithstanding the foregoing, the Lender shall not be entitled to disclose:

          (a) the customer lists provided by the Borrower to the Lender under the Assignment of Receivables; or

          (b) any such information as is referred to above to any person actively participating in the telecommunications industry in Indonesia, in this case without the consent of the Borrower (such consent not to be unreasonably withheld).

25.  MISCELLANEOUS
     -------------

     25.1 Interest and fees shall accrue from day to day and shall be calculated on the basis of a year of three hundred and sixty (360) days (or, if market practice differs, in accordance with market practice) and the actual number of days elapsed.

     25.2 A certificate of the Lender as to (i) the amount by which a sum payable to it hereunder is to be increased under Clause 20, (ii) the amount for the time being required to indemnify it against any such cost, payment or liability as is mentioned in Clause 20.2 or 21.1 or (iii) the amount of any sum due from the Borrower hereunder shall, in the absence of manifest error, be conclusive for the purposes of this Agreement.

     25.3 This Agreement and the documents contemplated hereby shall supersede any prior expression of intent or understanding with respect to this transaction.

     25.4 Each party hereto shall maintain in confidence and not disclose in any manner or to any person without the prior written consent of the other party hereto any information or data which may be furnished by such other party (hereinafter referred to as the "FURNISHING PARTY") pursuant hereto or to any other Transaction Document and which is notified to such other party by the Furnishing Party to be confidential in nature (hereinafter referred to as "CONFIDENTIAL INFORMATION") Subject Always to the obligation of the party receiving such Confidential Information (hereinafter referred to as THE "RECEIVING PARTY") to disclose such Confidential Information to any person (i) pursuant to a request by any governmental or regulatory agency or funding source of the Lender, (ii) pursuant to a request or order of any person in accordance with any applicable law or regulation or (iii) which is referred to in any Transaction Document (including, without limitation, any legal counsel, independent auditor, valuer or representative or attorney of any party hereto) and which shall specifically be notified of the confidentiality of such Confidential Information. Without prejudice to the foregoing, the provisions contained in the previous sentence shall not apply to (a) any information that was known to the Receiving Party prior to the time it received such information from the Furnishing Party pursuant to this Agreement or any other Transaction Document, (b) any such Confidential Information that becomes part of the public domain other than through the fault of the Receiving Party or is received by the Receiving Party without restriction as to its disclosure, (c) any specific terms and conditions hereof and of any other Transaction Document that are disclosed by the Lender to any of its funding sources and (d) any specific terms and conditions hereof and of any other Transaction Document and any other Confidential Information that is disclosed by the Lender to any other person to which the Lender intends to transfer or otherwise assign its interest hereunder in accordance with the provisions of Clause 24.3 hereof.

26.  REMEDIES AND WAIVERS
     --------------------

     No failure to exercise, nor any delay in exercising, on the part of the Lender, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

27.  PARTIAL INVALIDITY
     ------------------

     If, at any time, any provision hereof is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions hereof nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

28.  NOTICES
     -------

     28.1 Any notice or other communication required to be given to the Lender under this Agreement shall be sent to it at the address, telex number or facsimile number specified in the signature pages hereof marked for the attention of the person(s) or department specified thereon or such other address, telex number or facsimile number and/or such other attention as may be notified to the Borrower in accordance with this Clause. Any notice or other communication required to be given to the Borrower hereunder shall be sent to it at the address, telex number or facsimile number specified in the signature pages hereof or such other address, telex number or facsimile number as may be notified by the Borrower to the Lender in accordance with this Clause.

     28.2 Any communication from one party to another shall be deemed to be received by the Borrower (if sent by telex or facsimile) on the day of despatch (provided, in the case of any telex transmission, the correct answerback is received and, in the case of any facsimile transmission, a transmission report confirming full and proper transmission thereof is received) or (in any other case) when left at the address referred to in Clause 28.1 or fourteen (14) days after being deposited in the post, postage prepaid in an envelope addressed to such party at that address. Any change in the address, telex number or facsimile number of the Borrower or, as the case may be, the Lender shall be notified to the other party by not less than fourteen (14) days' prior notice.

     28.3 Each communication and document made or delivered by one party to another pursuant to this Agreement shall be in the English language or accompanied by a translation thereof into English certified (by an officer of the person making or delivering the same) as being a true and accurate translation thereof.

29.  LAW AND JURISDICTION
     --------------------

     29.1 This Agreement shall be governed by, and shall be construed in accordance with, English law.

     29.2 It is irrevocably agreed for the exclusive benefit of the Lender that the courts of England are to have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and that accordingly, any suit, action or proceeding arising out of or in connection with this Agreement may be brought in such courts.

     29.3 The Borrower irrevocably agrees that the courts of Singapore shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and, for such purposes, irrevocably submits to the jurisdiction of such courts.

     29.4 The Borrower irrevocably waives any objection which it might now or hereafter have to the courts referred to in Clause 29.2 and Clause 29.3 being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and agrees not to claim that any such court is not a convenient or appropriate forum.

     29.5 The Borrower agrees that the process by which any suit, action or proceeding is begun may be served on it by being delivered (i) in connection with any suit, action or proceeding in England, to The Law Debenture Trust Corporation p.l.c. at Princes House, 95 Gresham Street, London EC2V 7LY or its other principal place of business for the time being and (ii) in connection with any suit, action or proceeding in Singapore to BSL Associates Pte. Ltd. at 220 Orchard Road #05-01, Midpoint Orchard, Singapore 0923 or its other principal place of business in Singapore for the time being.

     29.6 The Borrower hereby consents generally in respect of any legal action or proceeding arising out of or in connection with this Agreement to the giving of any relief or the issue of any process in connection with such action or proceeding including, without limitation, the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in such action or proceeding.

30.  CONSTRUCTION OF CERTAIN PROVISIONS
     ----------------------------------

     30.1 In this Agreement, each reference to the following expressions shall, where the context so permits, be construed as set forth below:

     an "AGENCY" of a state shall be construed so as to include, without limitation, any agency, authority, central bank, department, government, legislature, minister, ministry, official or public or statutory person or state-owned organisation (whether autonomous or not) of, or the government of, that state or any political sub-division in or of that state and any person who in any capacity whatsoever then owns, holds, administers or controls any of the reserves of that state;

     an "AGREEMENT" shall be construed so as to include, without limitation, a concession, contract, deed, franchise, licence or undertaking (in each case, whether oral or written);

     the "ASSETS" of any person shall be construed, without limitation, as a reference to the whole or any part of its business, undertaking, property, assets or revenues (including any right to receive revenues);

     a "BANKING DAY" shall be construed as a reference to a day (other than a Saturday or Sunday) on which banks generally are open for business in London, Singapore and New York City;

     a "BUSINESS DAY" shall be construed as a reference to a day (other than a Saturday or Sunday) on which banks generally are open for business in London, Singapore, New York City and Jakarta;

     a "CLAUSE" shall, unless otherwise specified herein, be construed as a reference to a clause hereof;

     a "CONSENT" shall be construed so as to include, without limitation, an approval, authorisation, exemption, filing, licence, order, permission, permit, recording or registration (and references to obtaining consents shall be construed accordingly);

     a "DIRECTIVE" shall be construed so as to include, without limitation, any present or future directive, law, policy, regulation, request, requirement or voluntary credit restraint programme (in each case, whether or not having the force of law but, if not having the force of law, the compliance with which is in accordance with the general practice of persons to whom the directive is addressed);

     the "FINANCIAL STATEMENTS" shall be construed as a reference to the first audited financial statements of the Borrower;

     a "GUARANTEE" shall be construed so as to include, without limitation, any obligation (howsoever termed) of any person to pay, purchase, provide funds (whether by way of the advance of money, the purchase of or subscription for shares or other securities, the purchase of assets or services or otherwise) for the payment of, indemnify against the consequences of default in the payment of, or otherwise be responsible for, any indebtedness, obligation or other duty of any other person;

     the "GUARANTOR'S FINANCIAL STATEMENTS" shall be construed as a reference to the audited financial statements of the Guarantor for its financial year ended 31 December, 1994 and dated 2 June, 1995;

     "INDEBTEDNESS" shall be construed so as to include, without limitation, any obligation, liability or forbearance (whether present or future, actual, conditional or contingent, direct or indirect, secured or unsecured or incurred as principal, guarantor or surety or otherwise) for the payment or repayment of money;

     a "LAW" shall be construed so as to include, without limitation, common or customary law and any constitution, decree, judgment, legislation, order, ordinance, regulation, statute, treaty or other legislative measure in any jurisdiction or any present or future directive, regulation, request or requirement (in each case, whether or not having the force of law but, if not having the force of law, the compliance with which is in accordance with the general practice of persons to whom the directive, regulation, request or requirement is addressed) and "LAWFUL" and "UNLAWFUL" shall be construed accordingly;

     the "LENDER" shall be construed so as to include, without limitation, its and any subsequent successors and assigns in accordance with their respective interests;

     a "LONDON BANKING DAY" shall be construed as a reference to a day (other than a Saturday or Sunday) on which banks generally are open for business in London;

     a "MONTH" is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next succeeding calendar month except that, where any such period would otherwise end on a day which is not a Banking Day, it shall end on the next succeeding Banking Day, unless that day falls in the calendar month succeeding that in which it would otherwise have ended, in which case it shall end on the immediately preceding Banking Day

Provided that, if a period starts on the last Banking Day in a calendar month or if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last Banking Day in that later month and references to "MONTHS" shall be construed accordingly;

     a "PERSON" shall be construed, without limitation, as a reference to any natural person, firm, company, corporation, government (or any political sub-division thereof), state or agency of a state or any association, business, joint venture or partnership (whether or not having separate legal personality);

     a "SCHEDULE" shall, unless otherwise specified herein, be construed, without limitation, as a reference to a schedule hereto;

     a "SECURITY INTEREST" shall be construed so as to include, without limitation, any conditional sale, encumbrance, mortgage, charge, pledge, lien, hypothecation, title retention arrangement or any other form of preferential arrangement having a similar effect, in each case howsoever created or arising;

     "SERVICE TAX" shall be construed, without limitation, as a reference to any goods and/or services tax including any other or similar tax which may be imposed from time to time;

     a "SUBSIDIARY" of a company or corporation shall be construed, without limitation, as a reference to any company or corporation:

          (i) which is controlled, directly or indirectly, by the first-mentioned company or corporation;

          (ii) more than half the issued share capital of which is beneficially owned, directly or indirectly, by the first-mentioned company or corporation; or

          (iii) which is a subsidiary of another subsidiary of the first-mentioned company or corporation,

and, for these purposes, a company or corporation shall be treated as being controlled by another if that other company or corporation is able to direct its affairs and/or to control the composition of its board of directors or equivalent body;

     "TAX" shall be construed so as to include, without limitation, any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature whatsoever and howsoever termed (including, without limitation, any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same) by whomsoever, on whomsoever and wherever imposed, levied, collected, withheld or assessed;

     "UNPAID AMOUNT" shall be construed so as to include, without limitation, any amount of whatsoever nature due and payable by the Borrower hereunder but unpaid; and

     the "WINDING-UP", "BANKRUPTCY", "DISSOLUTION", INSOLVENCY", "JUDICIAL MANAGEMENT" or "ADMINISTRATION" of a company or corporation shall be construed so as to include, without limitation, any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including the seeking of liquidation, winding-up, reorganisation, dissolution, judicial management, administration, arrangement, adjustment, protection or relief of debtors and whether voluntary or involuntary.

     30.2 "US$" and "DOLLARS" denote lawful currency of the United States of America; "RP" and "RUPIAH" denote lawful currency of Indonesia.

     30.3 If the context so requires or permits, any reference in this Agreement to this Agreement or any other agreement or document shall be construed, without limitation, as a reference to this Agreement or, as the case may be, such other agreement or document as the same may have been, or may from time to time be, amended, varied, novated or supplemented and any reference to any statutory provision shall include such provision and any regulations made thereunder and any statutory re-enactment, modification or replacement thereof.

     30.4  Clause and Schedule headings are for ease of reference only.

     30.5 Except where the context otherwise requires, words importing the singular number include the plural number and vice versa.

     30.6 If, in relation to any period for which an interest rate is to be determined hereunder and by reason of any change in market practice to that existing at the date hereof, quotations would ordinarily be given by the Lender to prime banks in the London Interbank Market for deposits in dollars for delivery on the first day of that period on a day other than the second Banking Day before the commencement of such period then, in such case, all references herein to the second Banking Day before the commencement of the relevant period shall be read and construed as references to the day on which such quotations would, in accordance with market practice, ordinarily be given in the London Interbank Market for deposits in dollars for delivery on the first day of such period and the relevant provisions of this Agreement shall, in such case, be read and construed accordingly.

     30.7 Save where the contrary is indicated, any reference in this Agreement to a time of day shall be construed as a reference to London time.

     IN WITNESS whereof the duly authorised representatives of the parties have
     ----------
signed this Agreement the day and year first before written.

                                  SCHEDULE ONE
                            FORM OF ADVANCE REQUEST
                            -----------------------

From:    P.T. Mobile Selular Indonesia

To :     Nissho Iwai International (Singapore) Pte., Ltd.

Date:

Dear Sirs

31. We refer to the credit facility agreement (the "FACILITY AGREEMENT") dated 12th March, 1996 and made between ourselves as the Borrower (1) and yourselves as the Lender (2).

32. We hereby give you notice that we wish an Advance to be made to us under the Facility Agreement as follows:

     (i)    Amount

     (ii)   Drawdown Date :

    *(iii)  Initial Interest Period:

     (iv)   Account Details and Bank :

33. As required by the provisions of the Facility Agreement, we attach a description of the use or uses to which the proceeds of the Advance will be put.

34. We confirm that, at the date hereof, the representations and warranties set out in Clause 12 of the Facility Agreement are true as of the date hereof and no Event of Default or Potential Event of Default has occurred.

35. Terms defined in the Facility Agreement shall have the same meanings in this Advance Request.


Yours faithfully


-----------------------------
for and on behalf of
P.T. MOBILE SELULAR INDONESIA

-------------------
*Insert only if there are no outstanding Advances

                                  SCHEDULE TWO
                                  ------------
                             THE PROJECT CONTRACT'
                             ---------------------

     Purchase Contract 0741/DIR-RHP/IX-95 dated 29 September, 1995 between P.T. Rajasa Perkasa as Buyer and Ericsson Radio Systems AB as Contractor.

     Purchase Contract 028/TNK-RHP/I-96 dated 12 January, 1996 between P.T. Rajasa Hazanah Perkasa as Buyer and Damm Cellular International A/S as Contractor.

     Service Contract dated 19 January, 1996 between P.T. Rajasa Hazanah Perkasa as Purchaser and Nokia Telecommunications (Singapore) Pte Ltd as Purchaser.

     Supply Contract dated 7 February 1996 between P.T. Rajasa Hazanah Perkasa as Buyer and Tecnomen Oy as Contractor.

     Supply Contract dated 19 January 1996 between P.T. Rajasa, Hazanah Perkasa as the Buyer and Nokia Telecommunications OY as the Supplier.

                                 SCHEDULE THREE
                                 --------------

                   FORM OF MASTER ASSIGNMENT OF SUB-ACCOUNTS
                   -----------------------------------------



                       MASTER ASSIGNMENT OF SUB-ACCOUNTS



                                    between



                         P.T. MOBILE SELULAR INDONESIA
                                as the Borrower



                                      and



                NISSHO IWAI INTERNATIONAL (SINGAPORE) PTE., LTD.
                                 as the Lender

                               TABLE OF CONTENTS
                               -----------------


CLAUSE NO                                                              PAGE NO
---------                                                              -------
                                    PART 1
                                INTERPRETATION
1.  Interpretation........................................................

                                    PART 2
                                  ASSIGNMENT

2.  Assignment............................................................
3.  Perfection of Security and Further Assurance..........................
4.  Deposits..............................................................

                                    PART 3
                               ASSIGNED ACCOUNT

5.  Statements............................................................

                                    PART 4
                                   CURRENCY
6.  Currency..............................................................

                                    PART 5
                          WARRANTIES AND UNDERTAKINGS

7.  Warranties and Undertakings...........................................

                                    PART 6
                EFFECTIVENESS OF SECURITY, REMEDIES AND WAIVERS

8.  Effectiveness of Security.............................................
9.  Remedies and Waivers..................................................

                                    PART 7
                                 MISCELLANEOUS

10. Provisions Severable..................................................
11. Notices...............................................................
12. Assignment of Rights..................................................
13. Fees, Costs and Expenses..............................................
14. Discharge.............................................................
15. Governing Law.........................................................
16. Jurisdiction..........................................................

          Schedule One....................................................
          Schedule Two....................................................

THIS DEED is made on the [     ] day of March, 1996
---------

BETWEEN:
-------

(1) P.T. MOBILE SELULAR INDONESIA, a company with limited liability duly organised and existing under the laws of the Republic of Indonesia, carrying on business in Indonesia (the "BORROWER"); and

(2) NISSHO IWAI INTERNATIONAL (SINGAPORE) PTE., LTD., a company with limited liability duly organised and existing under the laws of the Republic of Singapore, carrying on business in Singapore (the "LENDER").

WHEREAS:
--------

(A) Pursuant to a term loan facility agreement (as the same may from time to time be amended, varied or supplemented, the ("FACILITY AGREEMENT") dated 12 March, 1996 made between the Borrower and the Lender, the Lender has agreed to make available to the Borrower a term loan facility in the maximum aggregate amount of up to United States Dollars Sixty Million (US$60,000,000) on the terms and subject to the conditions set out therein.

(B) As security for the Borrower's obligations under the Facility Agreement and each other Transaction Document (as defined below), the Borrower has agreed to enter into this master assignment of sub-accounts.


THE PARTIES NOW AGREE AS FOLLOWS:
---------------------------------

                                     PART 1
                                 INTERPRETATION
                                 --------------

36.  INTERPRETATION
     --------------

     36.1 Terms and expressions defined in the Facility Agreement which are used herein shall, unless otherwise defined herein or the context otherwise requires, have the same meaning in this Deed.

     36.2 In this Deed, the following expressions shall have, except where the context otherwise requires, the following meanings:

     "ACCOUNT BANKS" means the each of the Banks identified as such in Schedule One and "ASSIGNED BANK" means any of them, as the context may permit;

     "ASSIGNED ACCOUNTS" means each of the Indonesian Rupiah accounts of the Borrower with each of the Account Banks identified as such in Schedule One or such other account as the Lender and the Borrower may agree in writing and "ASSIGNED ACCOUNT" means any of them, as the context may permit;

     "ASSIGNED PROPERTY" means all the rights, title and interest of the Borrower in and to each of the Assigned Accounts and all monies from time to time representing the Deposits;

     "DEPOSITS" means all monies now or at any time hereafter standing to the credit of each of the Assigned Accounts and all entitlements to interest and other rights and benefits accruing to or arising in connection with such monies and "DEPOSIT" shall be construed accordingly;

     "SECURED OBLIGATIONS" means all present and future, actual or contingent obligations of the Borrower under or pursuant to the Facility Agreement or any other Transaction Document;

     "SUBSCRIBER" means any person with whom the Borrower has contracted in respect of the use of or subscription to the NMT-450 Network (as defined in the Facility Agreement) by such subscriber; and

     "TRANSACTION DOCUMENTS" means the Facility Agreement and any other agreement or document entered into by the Borrower or any other person as contemplated under the Facility Agreement and "TRANSACTION DOCUMENT" shall be construed accordingly.

     36.3 "US$" and "DOLLARS" denote lawful currency of the United States of America and "RP" and "RUPIAH" denote the lawful currency of Indonesia.

     36.4  Save where the contrary is indicated, any reference in this Deed to:

           (i) this Deed or any other agreement or document shall be construed as a reference to this Deed or, as the case may be, such other agreement or document as the same may have been or may from time to time be amended, varied, novated or supplemented and shall include any document which is supplemental to, is expressed to be collateral with or is entered into pursuant to or in accordance with the terms of this Deed or, as the case may be, such other agreement or document;

           (ii) a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted;

           (iii) a time of the day shall, unless otherwise specified, be construed as a reference to Jakarta time;

           (iv) a "CLAUSE", "PART" or a "SCHEDULE" is a reference to a clause hereof, part hereof or schedule hereof; and

           (v) the singular shall include the plural and vice versa and to one gender shall include all genders.

     36.5  Clause, Part and Schedule headings are for ease of reference only.

     36.6 Any reference in this Deed to the Borrower or the Lender shall be construed so as to include their respective successors, transferees and assigns in accordance with their respective interests.



                                     PART 2
                                   ASSIGNMENT
                                   ----------

37.  ASSIGNMENT
     ----------

     37.1 The Borrower as beneficial owner hereby assigns in favour of the Lender as security for the payment and discharge of the Secured Obligations all of its right, title and interest in and to the Assigned Property.

     37.2 The Borrower shall, upon the execution hereof or as soon as practicable following the opening of each of the Assigned Accounts, execute and deliver to each of the relevant Account Banks a notice of assignment in the form set out in Part I of Schedule Two, and shall procure that each such Account Bank acknowledges such notice in the form set out in Part II of Schedule Two.

38.  PERFECTION OF SECURITY AND FURTHER ASSURANCE
     --------------------------------------------

     The Borrower shall at any time at the request of the Lender and at the cost of the Borrower promptly sign, seal, execute, deliver and do all deeds, instruments, notices, documents, acts and things (including, without limitation, further or other legal assignments, transfers, mortgages, legal or other charges or securities) as in each such case may be necessary for the purpose of maintaining, perfecting or protecting the security constituted by or pursuant to this Deed (or purported to be constituted by or pursuant to this Deed) or for facilitating the realisation thereof and the exercise of all powers, authorities and discretions vested in the Lender. Without prejudice to the generality of the foregoing, such assignments, transfers, mortgages, legal or other charges, or securities shall be in such form as the Lender shall require and may contain provisions such as are herein contained or provisions to the like effect and/or such other provisions of whatsoever kind as the Lender shall consider necessary for the maintenance or perfection of the security constituted by or pursuant to this Deed.

39.  DEPOSITS
     --------

     39.1 Save as herein provided, the Deposits, shall be deemed to be made by the Borrower on the terms that (except with the Lender's prior written consent) they shall finally mature on the date (the "MATURITY DATE") on which the Secured Obligations are fully and finally discharged Provided that following an Event of Default, the Lender shall at all times be entitled (but not obliged) and is hereby authorised to apply all or any part of the Deposits in or towards discharge of the Secured Obligations due and payable in accordance with the terms of the Facility Agreement.

     39.2 Until the Maturity Date of the Deposits the Borrower shall not be entitled to withdraw, transfer or otherwise deal with all or any monies from time to time comprising the Deposits without the Lender's prior written consent and neither the Lender nor any of the Account Banks shall have any duty to account to the Borrower in respect of the Deposits Provided Always that the Borrower shall be entitled to withdraw or transfer monies in accordance with the provisions of Clause 4.3.

     39.3 The Borrower hereby agrees with the Lender to procure that all amounts standing to the credit of each of the Assigned Accounts are, forthwith upon the crediting thereof to the relevant Assigned Account, transferred and remitted to the RP Escrow Account.

     39.4 In respect of any Deposit, the existence of any time deposit shall not prejudice the Lender's rights under or pursuant to the terms of this Clause 4 and/or the other terms of this Deed, and, without prejudice to the generality of the foregoing, neither the Lender nor any of the Account Banks shall be precluded or in any way obliged to delay the exercise of its rights as aforesaid until the expiry of any such time deposit and as a consequence of the exercise of its rights as aforesaid it may unilaterally terminate such time deposit or direct such time deposit to be terminated at any time and adjust interest payable by it (if any) accordingly.

     39.5 If, at any time prior to the Lender releasing the Deposits from the security hereby constituted, any monies forming part of the Deposits shall be subject to terms which constitute (or would, but for this Clause 4.5, constitute) a time deposit or are successively redeposited on terms which constitute a time deposit, all monies so redeposited shall continue to be subject to the provisions hereof and form a Deposit or part thereof notwithstanding any expiry of such time deposit until the Maturity Date.

     39.6 The provisions of this Clause 4 shall be without prejudice to the provisions of Clause 2.1.

                                     PART 3
                               ASSIGNED ACCOUNTS
                               -----------------

40.  STATEMENTS
     ----------

     The Borrower shall procure that a copy of monthly statements in respect of each of the Assigned Accounts is forthwith after the end of each calendar month given to the Lender.

                                     PART 4
                                    CURRENCY
                                    --------

41.  CURRENCY
     --------

     41.1 If any sum due from the Borrower under this Deed or any order or judgment given or made in relation hereto has to be converted from the currency (the "FIRST CURRENCY") in which the same is payable hereunder or under such order or judgment into another currency (the "SECOND CURRENCY") for the purpose of (i) making or filing a claim or proof against the Borrower, (ii) obtaining an order or judgment in any court or other tribunal, (iii) enforcing any order of judgment given or made in relation hereto, or (iv) applying the same in satisfaction of the Secured Obligations, the Borrower shall indemnify and hold harmless each of the persons to whom such sum is due from and against any loss suffered as a result of any discrepancy between (a) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and (b) the rate or rates of exchange at which such person may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof or for application in satisfaction of the Secured Obligations.

     41.2 For the purpose of or pending the satisfaction of the Secured Obligations or for the purpose of crediting any monies to any account or making any application therefrom, the Lender may convert any monies received, recovered or realised or subject to application by the Lender under this Deed or any monies to be credited to any such account (including the proceeds of any previous conversion under this Clause 6.2) from their existing currency of denomination into such other currency of denomination as the Lender may think fit and any such conversion shall be effected at the rate or rates of exchange at which the Lender may in the ordinary course of business purchase such other currency of denomination with such existing currency of denomination and any cost, expenses or commissions incurred in effecting any such conversion shall be deducted from the proceeds of any such conversion.

     41.3 References herein to any currency extend to any funds of that currency and for the avoidance of doubt funds of one currency may be converted into different funds of the same currency.

                                     PART 5
                          WARRANTIES AND UNDERTAKINGS
                          ---------------------------

42. The Borrower hereby warrants and undertakes, to the best of its knowledge having made all reasonable enquiries, to the Lender that:

          (i) each of the Assigned Accounts has been opened and will at all times be maintained with each of the Account Banks;

          (ii) the Assigned Property is capable of being assigned by the Borrower to the Lender under the terms of this Deed and all documents, papers, writings and collateral thereunto appertaining, as well as the signatures thereon, are genuine and in all respects what they purport to be;

          (iii) it has no knowledge of any fact or circumstance which might inhibit the making of any payment or the performance of any obligation by each of the Account Banks under each of the relevant Assigned Accounts or impair the validity of this Deed;

          (iv) it has full title and legal authority to transfer and convey the Assigned Property in accordance with the terms of this Deed;

          (v) it has not made or suffered to exist any prior, and will not make or suffer to exist any further, assignment, sale, transfer or security interest of the whole or any part of the Assigned Property;

          (vi) it has not subjected and will not subject the Assigned Property or any part thereof to any defence, set-off or counterclaim;

          (vii) it shall not, without the prior written consent of the Lender, terminate, permit to be terminated, compromise or settle for cash, credit or otherwise any of its claims under each of the Assigned

Accounts or discharge or release each of the relevant Account Banks for the making of any payment or the performance of any obligation under each of the relevant Assigned Accounts;

          (viii) it shall promptly upon receipt of all present and future receivables arising out of or in connection with any contract (whether oral or in writing) entered into between the Borrower and any Subscriber, deposit such receivables into each of the Assigned Accounts and shall procure that, upon receipt by the relevant Assigned Bank of any such receivables, such receivables are forthwith transferred into the RP Escrow Account (as defined in the Facility Agreement);

          (ix) it shall promptly pay or provide for the payment and discharge of all taxes, assessments, levies or other governmental charges which may be levied, assessed or imposed on or in relation to each of the Assigned Accounts and will promptly pay or provide for the payment and discharge of all statutory and other liens or adverse claims which may arise in relation to each such Assigned Account;

          (x) it shall promptly notify the Lender of any levy, assessment or imposition of any levy or charge, or the filing of any lien in respect of each of the Assigned Accounts and will take all steps necessary or which the Lender may direct to prevent each such Assigned Account from being subjected to the possibility of loss, forfeiture or sale;

          (xi) it shall do or permit to be done such further acts and shall execute such additional documents, agreements or notices which the Lender may from time to time request to be done or executed for the purpose of preserving and/or enforcing the rights of the Lender hereunder and under the Facility Agreement and/or any Transaction Document; and

          (xii) it will pay when due all amounts payable under or in relation to each of the Assigned Accounts and comply with the terms and conditions of each such Assigned Account and, in the event that any amounts payable under or in connection with each such Assigned Account are paid by the Lender, it shall immediately reimburse and indemnify the Lender in respect thereof.

                                     PART 6
                EFFECTIVENESS OF SECURITY, REMEDIES AND WAIVERS
                -----------------------------------------------

43.  EFFECTIVENESS OF SECURITY
     -------------------------

     43.1 The security constituted by or pursuant to this Deed shall be without prejudice and in addition to and shall be independent of every guarantee, indemnity or other security which the Lender may at any time hold for the Secured Obligations and it is hereby declared that no prior security held by the Lender over the whole or any part of the Assigned Property shall merge in the security hereby constituted.

     43.2 This Deed shall remain in full force and effect as a continuing security until discharged by the Lender in accordance with Clause 14.

44.  REMEDIES AND WAIVERS
     --------------------

     44.1 Any receipt, release or discharge of the security provided by, or of any liability arising under, this Deed may be given by the Lender alone and shall not release or discharge the Borrower from any liability for the same or any other monies which may exist independently of this Deed. Where such receipt, release or discharge is related only to part of the Assigned Property such receipt, release or discharge shall not prejudice or affect the security hereby created in relation to the remainder of the Assigned Property.

     44.2 The Lender may in its discretion grant time or other indulgence to, or make any other arrangement, variation or release with, the Borrower or any other person (whether or not party hereto and whether or not jointly liable with the Borrower) in respect of the Secured Obligations or of any other security therefor or guarantee in respect thereof without prejudice either to the security constituted by or pursuant to this Deed or to the liability of the Borrower for the Secured Obligations.

     44.3 The rights, powers and remedies provided in this Deed are cumulative and are not, nor are they to be construed as, exclusive of any rights, powers or remedies provided by law.

     44.4  No failure on the part of the Lender to exercise, or delay on its part in exercising, any of the rights, powers and remedies provided for by this Deed or by law shall operate as a waiver thereof, nor shall any single or partial waiver of any such rights preclude any further or other exercise of such rights or the exercise of any other rights.

                                     PART 7
                                     ------
                                 MISCELLANEOUS
                                 -------------

45.  PROVISIONS SEVERABLE
     --------------------

     Every provision contained in this Deed shall be severable and distinct from every other such provision and if at any time any one or more of such provisions is or becomes invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected thereby.

46.  NOTICES
     -------

     46.1 Except if effected orally by a bailiff jurusita, any notice to be given to any party hereto required or permitted to be given hereunder shall be in writing and shall be either (i) personally delivered against proper receipt,
(ii) transmitted by postage prepaid registered mail (airmail if international),
(iii) transmitted by telex, (iv) transmitted by telefax or (v) transmitted by courier, as elected by the party giving such notice, to the addressee at the address or telex number or telefax number indicated below or at such other address or telex number or telefax number as such addressee shall have conveyed by notice (effective upon receipt) to the other party.

         to the Borrower:  P.T. MOBILE SELULAR INDONESIA

                           Mashill Tower, 23rd Floor
                           Jl. Jend. Sudirman Kav. 25
                           Jakarta 12920
                           Indonesia

                           Phone No: (62 21) 526 7944
                           Telefax No: (62 21) 526 7945

                           Attention:  Mr. Suprapto Pegeng /
                                       Ms. Irene Tanumiharja

         to the Lender:    NISSHO IWAI INTERNATIONAL (SINGAPORE) PTE., LTD.

                           16 Raffels Quay #34-00
                           Hong Leong Building
                           Singapore 048581
                           Phone No: (65) 223 0487
                           Telefax No: (65) 225 0240

                           Attention:  Mr. Takeshi Ehara
                                       Finance and Accounting Department

     46.2 Unless otherwise provided herein, the date of notice hereunder shall be deemed to be (i) the date of receipt if delivered personally, (ii) the date fourteen (14) days after posting if transmitted by mail, (iii) the date of transmission with confirmed answerback if transmitted by telex, (iv) the date of transmission, if transmitted by telefax and such transmission is confirmed by an activity report stating the correct number of pages sent and that such transmission is correctly transmitted or (v) the date two (2) days after delivery to the courier service if transmitted by courier.

     46.3 Except if effected orally by a bailiff (jurusita) each communication and document made or delivered by one party to another pursuant to this Deed of Assignment shall be in the English language.

47.  ASSIGNMENT OF RIGHTS
     --------------------

     47.1 The Lender shall have a full and unfettered right to assign the whole or any part of the benefit of this Deed to a third party without consent and any assignee shall be entitled to enforce and proceed upon this Deed in the same manner as if named herein. The Borrower hereby authorises the Lender to modify the conditions hereof and to renew this Deed to incorporate the security interest of the assignee(s) herein as the Lender may deem proper without loss of priority.

     47.2 The Lender shall be entitled to disclose to a potential assignee or to any person who may otherwise enter into contractual relations with the Lender in relation to this Deed such information concerning the Borrower as the Lender shall consider appropriate Provided Always that the Lender shall not be entitled to disclose any information with respect to the customer lists of the Borrower and shall further not be entitled to disclose any information contemplated hereby to any person in the telecommunications industry in Indonesia without, in both cases, the prior written consent of the Borrower, which consent shall not unreasonably be withheld.

     47.3 The Borrower shall have no right to assign or transfer or otherwise deal with its rights or obligations hereunder.

48.  FEES, COSTS AND EXPENSES
     ------------------------

     The Borrower shall indemnify the Lender on demand against all reasonable costs and expenses in connection with the exercise and enforcement of any rights and collection of all or any part of the Assigned Property under this Deed. Any and all such costs and expenses shall be secured by this Deed.

49.  DISCHARGE
     ---------

     If at any time the Lender shall have received full payment of all sums due to it under the Facility Agreement and the Transaction Documents and the Borrower is under no further actual or contingent liability to the Lender under the Facility Agreement or any Transaction Document, the Lender will, subject always to the prior exercise by it of any of its rights hereunder, at the expense and cost of the Borrower re-assign to the Borrower all the Assigned Property and return to the Borrower all instruments (whether made payable to order or to bearer) and all other commercial paper of any kind received in connection with each of the Assigned Accounts. The Borrower hereby agrees to and shall bear the risk that any and all of the Assigned Property or any part thereof may cease to exist.

50.  GOVERNING LAW
     -------------

     This Deed shall be governed by and construed in accordance with the laws of the Republic of Indonesia.

51.  JURISDICTION
     ------------

     The Borrower agrees that any legal action or proceeding arising out of this Deed may be brought before the jakarta Pusat Court of First Instance and irrevocably submits itself to the non-exclusive jurisdiction of such Court and selects the Clerk's office of such Court as its general and permanent domicile. The submission by the Borrower to such jurisdiction shall not (and shall not be construed so as to) limit the right of the Lender to commence any proceedings arising out of this Deed in whatsoever jurisdiction it shall deem fit nor shall the commencement of any such legal action or proceeding in one jurisdiction preclude the Lender from beginning any further or other such legal action or proceeding in the same or any other jurisdiction.

     IN WITNESS WHEREOF the parties hereto have caused this Deed to be duly executed on the day and year first above written.

                                  SCHEDULE ONE

                  LIST OF ACCOUNT BANKS AND ASSIGNED ACCOUNTS
                  -------------------------------------------


Name of Account Bank                 Details of Assigned Account
-----------------------              ---------------------------

[                  ]                 [                  ]
[                  ]                 [                  ]
[                  ]                 [                  ]

                                  SCHEDULE TWO
                                  ------------
                                     PART 1
                                     ------
                              NOTICE OF ASSIGNMENT
                              --------------------

                                                     Date: [             ], 1996
To:    [Insert name of relevant Account Bank]
From:  P.T. Mobile Selular Indonesia

Dear Sirs

     We, account holder of account number [          ] with your bank (the
"ACCOUNT") hereby give you notice that by a deed of assignment of account dated [ ], 1996, we have assigned to Nissho Iwai International (Singapore) Pte., Ltd. (the "LENDER") for and on behalf of itself all our right, title and interest under, in and to all monies now or hereafter standing to the credit of the Account and all entitlement to interests and other rights and benefits accruing to or arising in connection with such monies.

     Accordingly, we hereby irrevocably authorise and instruct you to treat the Lender as being entitled to exercise all our rights under the Account. The Lender is authorised and empowered by us to withdraw, transfer or otherwise deal with any and all of the deposits in the Account. No further moneys should be paid to us and we are no longer authorised and empowered to deal with any or all of the deposits in the Account.

     You are hereby irrevocably and unconditionally authorised and instructed to transfer and remit from the Account to [insert details of the RP Escrow Account], immediately upon the crediting thereof to the Account, all sums from time to time received in or standing to the credit of the Account.

     Please note that these instructions may be revoked, supplemented or varied in any way and at any time by the Lender, and that these instructions are not otherwise to be revoked or varied in any way or by any person without the consent in writing of the Lender.

     Will you please acknowledge receipt of and signify your agreement to this letter by signing and returning an acknowledgment in the enclosed form.


Yours faithfully

P.T. MOBILE SELULAR INDONESIA

By:
   -------------------------------
Name:
Title:

                                     PART 2
                                     ------

                         ACKNOWLEDGEMENT OF ASSIGNMENT
                         -----------------------------

To:       P.T. MOBILE SELULAR INDONESIA

And to:   NISSHO IWAI INTERNATIONAL (SINGAPORE) PTE., LTD.


     We refer to the notice of assignment (the "Notice of Assignment") dated
[     ], 1996 from P.T. Mobile Selular Indonesia (the "BORROWER") in respect of
account number[        ] with our bank (the "ACCOUNT") and we write to
acknowledge receipt thereof and, to the extent necessary to give effect to the deed of assignment referred to therein, to consent to the execution, delivery and performance by the Borrower of such deed of assignment.

     We agree immediately upon the crediting thereof to the Account, to remit all amounts standing to the credit of the Account to [insert details of the RP Escrow Account] and not to set-off to the prejudice of Nissho Iwai International (Singapore) Pte., Ltd., the moneys in the Account against any claim which we may have against the Borrower.

     We further agree that we shall not permit any material variation, modification or amendment of the terms and conditions of the Account without the prior written consent of Nissho Iwai International (Singapore) Pte., Ltd., that we shall not terminate or cancel the Account.

     We confirm that we have received no other notice of assignment from the Borrower and that we will comply with the directions to us contained in the Notice of Assignment and with the terms of the deed of assignment referred to therein.

Yours faithfully
[NAME OF ACCOUNT BANK]

By:
   -----------------------------------
Name:
Title:
Date:

SIGNATURE PAGE
--------------
THE BORROWER
------------

P.T. MOBILE SELULAR INDONESIA


------------------------------------------
By:



THE LENDER
----------

NISSHO IWAI INTERNATIONAL (SINGAPORE) PTE., LTD.


------------------------------------------
By:

                                SIGNATURE PAGES
                                ---------------

THE BORROWER
------------

P.T. MOBILE SELULAR INDONESIA

By:                               /s/ Mr. Suprapto Pegeng
Address:                          Mashill Tower, 23rd Floor
                                  Jl. Jend. Sudirman Kav. 25
                                  Jakarta 12920
                                  Indonesia

Facsimile No:                     (62 21) 526 7945
Attention:                        Mr. Suprapto Pegeng /
                                  Ms. Irene Tanumiharja


THE LENDER
----------

NISSHO IWAI INTERNATIONAL (SINGAPORE) PTE., LTD

By:                               /s/ Mr. Hiromi Imakoga
Lending Office Address:           16 Raffles Quay #34-00
                                  Hong Leong Building
                                  Singapore 048581

Facsimile No:                     (65) 225 0240

Attention:                        Mr. Takeshi Ehara
                                  Finance and Accounting Department

ACKNOWLEDGEMENT
---------------

The Guarantor hereby acknowledges that it has read and understands the provisions of this Facility Agreement.

P.T. RAJASA HAZANAH PERKASA

By:  Mr. Suprapto Pegeng

                             SHARE PLEDGE AGREEMENT
                                    between

                          P.T. RAJASA HAZANAH PERKASA
                               as the Shareholder

                                      and

                NISSHO IWAI INTERNATIONAL (SINGAPORE) PTE., LTD
                             as the Security Agent

                              for and on behalf of
                               THE BENEFICIARIES
                              (as defined herein)

THIS SHARE PLEDGE AGREEMENT is made as of the 12th day of March, 1996.
---------------------------

BY:
--

     P.T. RAJASA HAZANAH PERKASA (the "Shareholder")

IN FAVOR OF:
-----------

     NISSHO IWAI INTERNATIONAL (SINGAPORE) PTE., LTD. a limited liability company duly organized and existing under the laws of the Republic of Singapore and having its legal domicile at Singapore, as the security agent (in its capacity as such, the "SECURITY AGENT") for and on behalf of (i) itself, (ii) Nissho Iwai International (Singapore) Pte., Ltd. as the lender under the Existing Facility Agreement referred to below (in its capacity as such, the "LENDER") and (iii) the financial institutions from time to time party to the Nominated Banks Facility Agreement referred to below (in their capacity as such, the "NOMINATED BANKS" and individually a "NOMINATED BANK").

WHEREAS:
-------

(A) Pursuant to a term loan facility agreement (as the same may from time to time be amended, varied or supplemented, the "EXISTING FACILITY AGREEMENT") dated 12 March, 1996 made between P.T. Mobile Selular Indonesia (the "BORROWER") and the Lender, the Lender has agreed to make available to the Borrower a term loan facility in the maximum aggregate amount of up to United States Dollars Sixty Million (US$60,000,000) on the terms and subject to the conditions set out therein.

(B) It is intended that, under a credit agreement or credit agreements (hereinafter referred to as the "NOMINATED BANKS FACILITY AGREEMENT") to be entered into in the future between the Borrower and other banks or financial institutions (hereinafter referred to collectively as the "NOMINATED BANKS" and individually as a "NOMINATED BANK") to be nominated by the Borrower in accordance with the provisions of the Security Sharing Agreement (as defined below), the Nominated Banks will grant to the Borrower, upon the terms and subject to the conditions to be set out therein, a credit facility or credit facilities in the aggregate amount of up to Sixty Million United States dollars (US $60,000,000).

(C) Pursuant to a security sharing agreement dated 12 March, 1996 (as the same may from time to time be amended, varied or supplemented hereinafter referred to as the "SECURITY SHARING AGREEMENT") made between, inter alia, the Borrower and the Security Agent and, as the case may be, to be acceded to by the Nominated Banks pursuant to the provisions thereof, each of the parties thereto other than the Borrower and the Security Agent, amongst other things, have appointed or will appoint the Security Agent to act on their behalf thereunder to administer and collect the proceeds of any enforcement hereunder.

(D) As security for the Borrower's obligations under the Existing Facility Agreement and, with effect from the delivery of the relevant Accession Notices in accordance with the provisions hereof and of the Security Sharing Agreement, the Nominated Bank Facility Agreement (furthermore the Existing Facility Agreement and, subject as provided above, the Nominated Bank Facility Agreement are collectively referred to herein as the "FACILITY AGREEMENTS") and any other Transaction Document (as defined below) the Shareholder has agreed to enter into this Share Pledge Agreement.

     The parties now AGREE AS FOLLOWS:
                     ----------------

1.   INTERPRETATION AND ACCESSION OF THE NOMINATED BANKS.
     ---------------------------------------------------

          (a) Terms and expressions defined in the Security Sharing Agreement which are used herein shall, unless otherwise defined herein or the context otherwise requires, have the same meaning in this Share Pledge Agreement.

          (b) In this Share Pledge Agreement, the following terms shall have the meaning given to them below:

          "ACCESSION NOTICE" means a notice in or substantially in the form set out in Schedule Three signed by the Borrower and each other person contemplated thereby:

          "BANKS" shall mean the Lender and, with effect from the delivery of the relevant Accession Notice in accordance with the provisions hereof and of the Security Sharing Agreement, each Nominated Bank referred to therein;

          "BENEFICIARIES" shall mean the Security Agent and the Banks;

          "PLEDGED COLLATERAL" shall mean the Stock and all cash, securities, declared but unpaid dividends following the occurrence of a Default, rights, warrants and other property at any time and from time to time received, receivable or otherwise distributed (except for any declared and paid dividends) in respect of or in exchange for any or all of the Stock;

          "STOCK" shall mean (i) the shares of the capital stock of the Borrower now owned by the Shareholder as identified in Schedule One and (ii) all shares of the capital stock of the Borrower or other securities at any time and from time to time received, receivable or otherwise distributed to the Shareholder in addition to or in substitution or replacement for any shares referred to in sub-clause (i) above; and

          "TRANSACTION DOCUMENTS" shall mean the Facility Agreements, the Security Sharing Agreement and any other agreement or document entered into by the Borrower or any other person as contemplated under the Facility Agreements and the Security Sharing Agreement.

          (c) Each of the parties hereto agrees that upon the execution of an Accession Notice and the delivery thereof to the Security Agent in accordance with the provisions hereof and of the Security Sharing Agreement, each Nominated Bank referred to therein shall become a party hereto and shall have all the rights, benefits and obligations conferred or, as the case may be, imposed upon it by the provisions hereof as if such Nominated Bank had been a signatory hereto.

          (d) Upon the execution and delivery of an Accession Notice in the manner contemplated by Clause 1(C), the Security Agent shall hold this Share Pledge Agreement and all Enforcement Proceeds arising hereunder for and on behalf of the Beneficiaries (including each such Nominated Bank) in the manner provided for in this Agreement.

          (e) The procedures for and the conditions applicable to the accession of Nominated Banks which are set out in the Security Sharing Agreement shall be deemed to be incorporated herein mutatis mutandis as if the same had been set out herein in full.

2.   PLEDGE OF STOCK
     ---------------

     2.1 In order to secure and warrant the prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all amounts now or hereafter payable by the Borrower to the Beneficiaries under the Facility Agreements and the other Transaction Document, the Shareholder hereby pledges, hypothecates, assigns, transfers, sets over and delivers to the Security Agent for and on behalf of the

Beneficiaries and the Security Agent hereby accepts the Stock and other Pledged Collateral as a continuing security.

     2.2 The Shareholder shall (i) immediately deliver to the Security Agent for and on behalf of the Beneficiaries and duly endorsed for transfer all shares, stock certificates, liquidation dividends, subscription rights or other evidence of ownership or entitlement now held by them relating to the Stock, including without limitation all rights or bonus issues, and (ii) immediately upon the acquisition or receipt thereof, deliver to the Security Agent for and on behalf of the Beneficiaries and duly endorsed for transfer all shares, stock certificates, liquidation dividends, subscription rights or other evidence of ownership or entitlement hereafter held by them relating to the other Pledged Collateral, including without limitation any rights or bonus issues.

     2.3 The Shareholder shall immediately give notice of this Share Pledge Agreement in the form of the notice of pledge set out in Schedule Two to the directors of the Borrower with a copy to the Security Agent, and shall, in accordance with the Borrower's deed of establishment or articles of association (or comparable documents), obtain the registration in the Borrower's shareholder register of this Share Pledge Agreement and any other requisite authorization from the directors, commissioners and/or shareholders of the Borrower, as relevant, with respect to the share pledge provided herein.

     2.4 In addition to its obligations under Clause 2.3, the Shareholder shall immediately obtain the acknowledgment and consent hereto of the Borrower by procuring its signature hereto in the spaces provided at the end of this Share Pledge Agreement. By such signature hereto, the Borrower agrees with the Security Agent, for and on behalf of the Beneficiaries, to immediately cause the registration in its shareholder register of this Share Pledge Agreement.

     2.5 The Shareholder further covenants and agrees to deliver to the Security Agent for and on behalf of the Beneficiaries such further agreements, documents and instruments, and to obtain such further registrations, as the Security Agent may request in furtherance of the transactions herein contemplated.

     2.6 The Shareholder further covenants and agrees to pay any and all stamp duties or other transfer tax payable upon transfer of the Pledged Collateral to the Beneficiaries.

3.   REPRESENTATIONS, WARRANTIES AND COVENANTS
     -----------------------------------------

     3.1 The Shareholder represents, warrants, and covenants to the Beneficiaries as follows:

          (i) the Shareholder has (and, with respect to any Pledged Collateral acquired by it after the date of this Share Pledge Agreement, will have) good and marketable title to the Pledged Collateral free and clear of any liens, charges, encumbrances, or security interests of any kind whatsoever (except for the security interests granted to the Beneficiaries pursuant to this Share Pledge Agreement) ;

          (ii) the Shareholder has taken all appropriate and necessary corporate action to authorize the execution, delivery and performance of this Share Pledge Agreement and the representative of the Shareholder executing this Share Pledge Agreement is fully authorized to do so;

          (iii) this Share Pledge Agreement is the legal, valid, binding and enforceable obligation of the Shareholder under Indonesian law;

          (iv) save for obtaining the approval of the shareholders of the Borrower (which has been done) no provision of the deed of establishment or articles of association (or comparable documents) or resolutions of the Shareholder, the Borrower, or any agreement or instrument by which the Shareholder or the Borrower is bound, prohibits or in any way restricts the ability of the Shareholder to pledge, hypothecate, assign, set over and deliver the Pledged Collateral as provided hereunder;

          (v)    the Stock and every part thereof is validly issued;

          (vi) the Pledged Collateral is not subject to any restriction on alienation or transfer except as provided by law and rights of first refusal under the articles of association of the Borrower and under Article 13 of the Cooperative Agreement dated 30 November 1995 among all of the shareholders of the Borrower;

          (vii) there are no outstanding rights, options, warrants, conversion rights, or other commitments or agreements for the purchase or acquisition of the Pledged Collateral; and

          (viii) the Shareholder shall defend the right, title and special property of each of the Beneficiaries in and to the Pledged Collateral against the claims and demands of all persons whatsoever.

     3.2 The Shareholder covenants (i) not to sell, assign, transfer, or otherwise dispose of, or grant any option with respect to, or pledge or otherwise encumber (except pursuant to this Share Pledge Agreement), any of the Pledged Collateral or any interest therein and

(ii) not to deal with the Pledged Collateral in any way contrary to the interest of any Beneficiary.

4.   VOTING WHILE NO DEFAULT EXISTS
     ------------------------------

          Unless a Default has occurred and is continuing, the Shareholder shall be entitled to vote the Stock and give consents, waivers and ratifications in respect thereof; provided, however, that without the prior written consent of
                 --------  -------
the Security Agent no vote shall be cast or consent, waiver or ratification given or action taken which would be inconsistent with any provision of this Share Pledge Agreement, the Facility Agreements or any other Transaction Document. All such rights of the Shareholder to vote and give consents, waivers and ratifications shall, to the fullest extent permitted by law, cease upon the occurrence of a Default and the Security Agent shall have the sole and exclusive right and authority to exercise on behalf of the Beneficiaries all such rights and powers to the fullest extent permitted by law.

5.   REMEDIES IN CERTAIN CASES
     -------------------------

     5.1 If a Default shall have occurred and is continuing, the Security Agent acting for and on behalf of the Beneficiaries may, without demand of payment or notice of intention and without obtaining any decree, order or authorization of any court, all of which the Shareholder hereby irrevocably waives, immediately or at any other time as the Security Agent shall in its sole discretion determine sell all or any part of the Pledged Collateral at a public sale or (to the fullest extent permitted by law) privately, at such price and upon such other terms and conditions as the Security Agent shall in its sole discretion determine. The Shareholder irrevocably authorizes and empowers the Security Agent to appear wherever necessary, to draw up and to sign deeds of sale and purchase covering the Pledged Collateral and transfer deeds, to receive the proceeds of any sale, to give legal receipt therefor, to apply such proceeds against any and all costs and expenses, including notarial and legal fees, incurred by the Beneficiaries in connection with such sale or otherwise in carrying out the terms of this Share Pledge Agreement, then against the sums due from the Borrower to the Beneficiaries pro-rata under the Facility Agreements and the other Transaction Document in accordance with the Security Sharing Agreement, to turn over to the Shareholder subject to the rights of any third parties any balance of such proceeds remaining after the discharge of all of the aforesaid sums due and payable to the Beneficiaries hereunder or under the other Transaction Document (but without any obligation on the part of the Beneficiaries to pay interest thereon), and in general to do everything necessary or beneficial to pass good title to the Pledged Collateral to the purchaser or purchasers thereof, including any such actions as may be required to acquire from competent authorities consent for the transfer of any Pledged Collateral, to sign and submit applications in connection therewith and to register or cause to be registered the Stock and any other part of the Pledged Collateral being shares of capital stock or other securities, in the name of the purchaser or purchasers thereof on the records of the relevant issuer. The purchaser of any of the Pledged Collateral shall hold the same absolutely free from any claim or right of any kind of the Shareholder including repossession, all of which rights the Shareholder hereby irrevocably waives and releases.

     5.2 If it becomes necessary for the Security Agent or its representatives to act in the name of the Shareholder in the course of enforcing any rights under this Share Pledge Agreement, the Shareholder irrevocably and unconditionally authorizes and gives full power of attorney (with the right of substitution and the right to revoke any substitution granted) to the Security Agent and its representatives to accomplish such purpose and to do and perform any and all acts deemed by the Security Agent or such person necessary or incidental to the execution of those rights. This power of attorney and all other powers conferred on the Security Agent by the Shareholder under this Share Pledge Agreement form an integral and inseparable part of this Share Pledge Agreement without which the Beneficiaries would not have entered into the Facility Agreements. The authority thus given is therefore irrevocable and will not terminate by reason of any of the occurrences mentioned in Articles 1813, 1814 and 1816 of the Indonesian Civil Code, or by reason of any operation of law which is capable of being waived. Upon request of the Security Agent, the Shareholder further agrees to execute such additional authorizations and powers of attorney as may reasonably be needed for carrying out the provisions of this paragraph. The Security Agent is authorized to delegate to its agents or employees as it may choose the exercise of any or all of the powers conferred on it hereunder.

6.   CASH DIVIDENDS
     --------------

          As long as the Pledged Collateral is pledged hereunder and upon the occurrence of a Default, all declared but unpaid dividends, and in the event the Borrower is wound up, all liquidating dividends in respect of the Stock or such other part of the Pledged Collateral, shall be paid to the Security Agent as additional security for payments of amounts payable to the Beneficiaries under the Facility Agreements and the other Transaction Document.

7.   ASSIGNMENT
     ----------

          Each Beneficiary may assign or transfer all or any of its rights and obligations under this Share Pledge Agreement to a third party or parties without the necessity of the consent of or notice to the Shareholder. In addition to but not in limitation of any Beneficiary's right to assign or transfer its rights and obligations under this Share Pledge Agreement, the Shareholder hereby irrevocably and unconditionally authorizes the Security Agent to terminate this Share Pledge Agreement and in the name of and on behalf of the Shareholder to enter into a new share pledge agreement with parties designated by the Security Agent as Beneficiaries with respect to the Pledged Collateral on comparable terms and conditions. The Shareholder may not assign, transfer or delegate any of its rights or obligations under this Share Pledge Agreement without the prior written consent of the Security Agent, and any such attempted assignment, transfer or delegation without such consent shall be void.

8.   THE SHAREHOLDER'S OBLIGATIONS NOT AFFECTED
     ------------------------------------------

          The security interests granted to the Beneficiaries and the obligations and undertakings of the Shareholder under this Share Pledge Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by any or all of the following, with or without the consent of or notice to the Borrower:

          (i) any extension or change in the time of payment and/or manner, place or terms of payment of all or any of the obligations secured by this Share Pledge Agreement or any amendment to the Facility Agreements or any other Transaction Document for the purpose of adding any provisions or changing in any manner the rights or obligations of any Beneficiary, the Shareholder, the Borrower or any other party thereunder, including without limitation any increase in the amount or extension of the term of the credit facility provided to the Borrower under the Facility Agreements; or

          (ii) any exchange, release, surrender or realization upon or other dealing with any security which is now or may hereafter be held by any Beneficiary in connection with all or any of the obligations secured by this Share Pledge Agreement; or

          (iii) any settlement or compromise with the Borrower (unless such settlement or compromise with the Borrower expressly provides otherwise), and/or any other person liable thereon, of any and all of the obligations secured by this Share Pledge Agreement and/or any subordination of the payment of the same or any part thereof to the payment of any other debts or claims which at any time or from time to time may be due and owing to any Beneficiary and/or any other persons; or

          (iv) any bankruptcy, insolvency or similar proceeding regarding the Borrower or any other party providing security for any of the obligations secured by this Share Pledge Agreement;

          (v) any assignment or transfer by the Shareholder of its interest in the Pledged Collateral (without prejudice to any restriction hereunder), unless the Security Agent has expressly agreed to discharge the Shareholder from its obligations and undertakings under this Share Pledge Agreement; or

          (vi) any lack of validity or enforceability of the Facility Agreements or any other Financing Document.

9.   TERM
     ----

          This Share Pledge Agreement shall be effective on the date hereof. Upon the later of the termination of each Commitment (as defined in the Facility Agreements) and the full payment of all the obligations secured hereby, the Security Agent shall, upon the written request of the Shareholder and at the Shareholder's expense, promptly release the Pledged Collateral to the Shareholder together with any necessary endorsements on the stock certificates to restore the Stock and any other Pledged Collateral being shares of capital stock or other securities to the Shareholder unencumbered by the pledge granted hereunder.

10.  CERTAIN WAIVERS
     ---------------

     10.1 No failure or delay on the part of any Beneficiary in exercising any power of sale, lien or other right or remedy hereunder or otherwise and no single or partial exercise thereof, and no notice or demand which may be given to or made upon the Shareholder with respect to any power of sale, lien or other right or remedy hereunder or otherwise, shall constitute a waiver thereof, or limit or impair the right of such Beneficiary to take any action or to exercise any power of sale, lien or other right or remedy hereunder or otherwise, or prejudice the rights of such Beneficiary against the Shareholder in any respect.

     10.2 The Beneficiaries shall have no duty or obligation to satisfy the indebtedness secured hereby out of any other property, or pursuant to any other pledge, undertaking or other security relating to such indebtedness and may realize on the Pledged Collateral and/or any other security available to it in such order or concurrently as they may see fit and the Beneficiaries will not be required to take any recourse against any other person or persons before realizing on the Pledged Collateral.

     10.3 For so long as any amount remains payable or any other obligation remains outstanding to any Beneficiary under the Facility Agreements or any other Transaction Document, the Shareholder shall not, and hereby irrevocably and unconditionally waives all rights it may have to, exercise in respect of any Pledged Collateral enforced by any Beneficiary hereunder any right of subrogation or any other right or remedy which the Shareholder may have against the Borrower as a result of the enforcement of such Pledged Collateral.

     10.4 The Shareholder hereby waives all of its rights and privileges under the Indonesian Commercial and Civil Codes (to the extent applicable) as necessary to give full effect to this Share Pledge Agreement, including but not limited to Articles 1401, 1402, 1430, 1821, 1831, 1833, 1837, 1843, 1847, 1848,
1849 and 1850 of the Civil Code.

11.  NOTICES
     -------

     11.1 Except if effected orally by a bailiff (jurusita), any notice to be given to any party hereto required or permitted to be given hereunder shall be in writing and shall be either (i) personally delivered against proper receipt,
(ii) transmitted by postage prepaid registered mail (airmail if international),
(iii) transmitted by telex, (iv) transmitted by telefax or (v) transmitted by courier, as elected by the party giving such notice, to the addressee at the address or telex number or telefax number indicated below or at such other address or telex number or telefax number as such addressee shall have conveyed by notice (effective upon receipt) to the other party.

          to the Shareholder:       P.T. RAJASA HAZANAH PERKASA


                                    Wisma Pejatem
                                    Jalau Pejatem Barat No. 6
                                    Jakarta 12510
                                    Indonesia

                                    Phone No.: (62 21) 7800 450
                                    Telefax No.: (62 21) 7800 520

                                    Attention: Mr. Suprapto Pegeng/
                                               Ms. Irene Tanumiharja

          to the Security Agent:            NISSHO IWAI INTERNATIONAL
                                            (SINGAPORE) PTE., LTD.

                                    16 Raffles Quay #34-00
                                    Hong Leong Building
                                    Singapore 048581

                                    Phone No.: (65) 2230487
                                    Telefax No.:   (65) 2250240


                                    Attention: Mr. Takeshi Ehara
                                               Finance and Accounting
                                               Department


     11.2 Unless otherwise provided herein, the date of notice hereunder shall be deemed to be (i) the date of receipt if delivered personally, (ii) the date fourteen (14) days after posting if transmitted by mail, (iii) the date of transmission with confirmed answerback if transmitted by telex, (iv) the date of transmission, if transmitted by telefax and such transmission is confirmed by an activity report stating the correct number of pages sent and that such transmission is correctly transmitted or (v) the date two (2) days after delivery to the courier service if transmitted by courier.

     11.3 Except if effected orally by a bailiff (jurusita), each communication and document made or delivered by one party to another pursuant to this Share Pledge Agreement shall be in the English language.

12.  EXPENSES; INDEMNIFICATION
     -------------------------

          The Shareholder shall reimburse each Beneficiary for all costs and expenses, including the reasonable fees and expenses of counsel, incurred in connection with the administration and enforcement of this Share Pledge Agreement. The Shareholder further promises and agrees to indemnify and hold each Beneficiary harmless from all reasonable losses, claims, damages, liabilities, penalties, judgments, suits, costs and expenses of any kind or nature whatsoever incurred or suffered by, or asserted against it, in respect of the execution, performance, administration or enforcement of this Share Pledge Agreement, except that such indemnity shall not, as to any Beneficiary, be available to the extent that such losses, claims, damages, liabilities, penalties, judgments, suits, costs or expenses resulted from the gross negligence or willful misconduct of such Beneficiary.

13.  GOVERNING LAW
     -------------

     13.1 This Share Pledge Agreement shall be governed by and construed in accordance with by the laws of the Republic of Indonesia.

14.  JURISDICTION
     ------------

     14.1 The Shareholder irrevocably agrees that the Jakarta Pusat Court of First Instance shall have non-exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any disputes which may arise out of or in connection with this Share Pledge Agreement and, for such purposes, irrevocably submits to the jurisdiction of such Court and selects the Clerk's office of such Court as its general and permanent domicile. The submission by the Shareholder to such jurisdiction shall not (and shall not be construed so as to) limit the right of the Beneficiaries or any of them to commence any proceedings arising out of this Share Pledge Agreement in whatever jurisdiction it shall deem fit nor shall the commencement of any such legal action or proceeding in one jurisdiction preclude the Beneficiaries from beginning any further or other such legal action or proceeding in the same or any other jurisdiction.

     14.2 To the extent that the Shareholder may in any jurisdiction claim for itself or its assets immunity from suit, execution, attachment (whether in aid of execution, before judgment or otherwise) or other legal process and to the extent that in any such jurisdiction there may be attributed to itself or its assets such immunity (whether or not claimed), the Shareholder hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity to the fullest extent permitted by the laws of such jurisdiction.

15.  MISCELLANEOUS
     -------------

     15.1 This Share Pledge Agreement may not be amended except by an instrument in writing signed by the Shareholder and the Security Agent. The Shareholder undertakes to pay all present and future taxes, charges, stamp duties and expenses in connection with the execution, delivery and performance of this Share Pledge Agreement and related documents. The headings of this Share Pledge Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

     15.2 Any provision of this Share Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting the validity or enforceability of such provisions in any other jurisdiction.

          IN WITNESS whereof, the Shareholder and the Security Agent have
          ----------
executed and delivered this Share Pledge Agreement as of the day and year first above written.

                                  SCHEDULE ONE
                                  ------------


                              DESCRIPTION OF STOCK
                              --------------------

                                  REPRESENTED BY
SHAREHOLDER                      NUMBER OF SHARES   SHARE CERTIFICATE NUMBERS
------------------------------   ----------------   -------------------------
P.T. Rajasa Hazanah Perkasa         14,556,405         1 to 14,556,405

                                 SCHEDULE TWO


                               Notice of Pledge
                               ----------------

                                                              [          ], 1995

P.T. MOBILE SELULAR INDONESIA
Mashill Tower, 23rd Floor
Jl. Jend. Sudirman Kav. 25
Jakarta 12920
Indonesia

Attention:  Irene Thanumiharja
            Vice President Finance

                                Pledge of Shares
                                ----------------

Dear Sirs:

     We hereby notify you that, pursuant to a Share Pledge Agreement dated as of
[        ], 1996, all of the issued and outstanding shares of capital stock of
P.T. Mobile Selular Indonesia (the "BORROWER") now owned by us (as represented
by certificates numbers [      ] through [      ] have been pledged to Nissho
Iwai International (Singapore) Pte., Ltd as security agent (the "SECURITY AGENT") for and on behalf of the Beneficiaries referred to in such Share Pledge Agreement.

     We further notify you that, pursuant to the Share Pledge Agreement, (i) any additional shares in the Borrower from time to time owned by us are pledged thereunder, (ii) if the Security Agent notifies you that a Default (as such term is defined pursuant or by reference to the Share Pledge Agreement) has occurred and is continuing, we will not be entitled to vote our shares in the Borrower and the Security Agent shall be entitled to vote our shares and (iii) the Security Agent is entitled to receive directly any liquidation dividends and any declared but unpaid (but not any other) dividends payable in respect of our shares in the Borrower pledged thereunder.

     We hereby agree and authorize you upon notice from the Security Agent that a Default (as such term is defined pursuant or by reference to the Share Pledge Agreement) has occurred and is continuing, (i) to accept and act on any written notice from the Security Agent in respect of the exercise of the voting rights attached to our shares and (ii) from the date hereof, to pay any liquidation dividends and any declared but unpaid (but not any other) dividends in respect of our shares in accordance with the written instructions, or with the prior written consent, of the Security Agent. This authorization may not be revoked without the prior written consent of the Security Agent.

     We hereby request you to immediately cause the registration of this pledge of shares in your shareholder register, and by your acknowledgment hereof you confirm that you have so registered this pledge.

P.T. RAJASA HAZANAH PERKASA

By:
   ---------------------------
Name:
Title:

Acknowledged and Consented to:


P.T. MOBILE SELULAR INDONESIA

By:
   ---------------------------
Name:
Title:

                                 SCHEDULE THREE

                            Form of Accession Notice

     THIS ACCESSION NOTICE is entered into on the [      ] day of [
     ---------------------
], 199[   ].

BETWEEN:
-------

(1)  P.T. MOBILE SELULAR INDONESIA (the "BORROWER");

(2)  P.T. RAJASA HAZANAH PERKASA (the "SHAREHOLDER");

(3)  [NAME OF SECURITY AGENT] (in its capacity as such, the "SECURITY AGENT");
     and

(4)  *              [                     ] (the "NOMINATED BANK")/[          ]
     (the "NOMINATED BANKS REPRESENTATIVE").]


     and IS SUPPLEMENTAL TO the Shared Security Documents and Security Sharing Agreement referred to below.


          (a)  SECURITY SHARING AGREEMENT
               --------------------------

     By a security sharing agreement (the "SECURITY SHARING AGREEMENT") dated 12 March, 1996 made between P.T. Mobile Selular Indonesia (the "BORROWER") as the Borrower, P.T. Rajasa Hazanah Perkasa (the "SHAREHOLDER") as the Shareholder, Nissho Iwai International (Singapore) Pte., Ltd as the Lender and as the original Security Agent, it was agreed that the Borrower and the Shareholder would have the right to nominate banks or financial institutions to become parties to the Shared Security Documents (as defined therein) and the Security Sharing Agreement by signing and delivering this Accession Notice subject to and in accordance with the provisions of the Shared Security Documents and the Security Sharing Agreement. Terms defined in or by reference to the Security Sharing Agreement shall, unless otherwise defined herein, bear the same meaning when used herein.

     ** [The Borrower and the Shareholder have nominated [                    ]
     to be a Nominated Bank/have nominated [              ] the "NOMINATED BANKS
     REPRESENTATIVE")

-------------------------
*   Delete as appropriate
**  Delete as appropriate
     to represent [insert names of all nominated banks] as Nominated Banks for the purposes of the Shared Security Documents and the Security Sharing Agreement.] The details of the Facility Agreement to which this nomination relates are set out in Schedule hereto.


          (b)  ACCESSION OF NOMINATED BANK
               ---------------------------

     * [The Nominated Bank/the Nominated Banks Representative acting on behalf of the Nominated Banks referred to above] confirms that it wishes to become a party to the Shared Security Documents and the Security Sharing Agreement and undertakes to comply with all the obligations expressed to be assumed by [the Nominated Bank/Nominated Banks] under each of the Shared Security Documents and the Security Sharing Agreement and otherwise to be bound by the provisions thereof as if [it/they] had been an original party thereto.

     The Borrower, the Shareholder, the Lender and the Security Agent (acting on behalf of all the Beneficiaries) confirm that, upon the execution of this Accession Notice by all the parties hereto and the delivery of an original thereof to the Security Agent, the [Nominated Bank/Nominated Banks] shall become a party to the Shared Security Documents and the Security Sharing Agreements and each of the Shared Security Documents and the Security Sharing Agreement shall be amended and construed accordingly.

          (c)  LAW
               ---
     This Accession Notice shall, to the extent that it relates to the Shared Security Documents be governed by the laws of Indonesia.

     This Accession Notice shall, to the extent that it relates to the Security Sharing Agreement, be governed by the laws of England.

          IN WITNESS whereof the duly authorized representatives of the parties
          ----------
hereto have signed this Accession Notice the day and year first before written.


                                    SCHEDULE
                                    --------

[INSERT DETAILS OF FACILITY AGREEMENT TO WHICH THE NOMINATION RELATES]


---------------------
*  Delete as appropriate

THE BORROWER
------------

P.T. MOBILE SELULAR INDONESIA

By:
   ------------------------------


THE SHAREHOLDER
---------------

P.T. RAJASA HAZANAH PERKASA

By:
   ------------------------------


THE LENDER
----------

NISSHO IWAI INTERNATIONAL (SINGAPORE) PTE., LTD

By:
   ------------------------------


THE SECURITY AGENT
------------------

[                                      ]

By:
   ------------------------------


[THE NOMINATED BANK/THE NOMINATED BANKS REPRESENTATIVE]
 -----------------------------------------------------

[                                      ]

By:
   ------------------------------

                                 SIGNATURE PAGE
                                 --------------

THE SHAREHOLDER
---------------

P.T. RAJASA HAZANAH PERKASA

By:  /s/
     ------------------------------
Name:
Title:

By:/s/
     ------------------------------
Name:
Title:

THE SECURITY AGENT
------------------

NISSHO IWAI INTERNATIONAL (SINGAPORE) PTE., LTD.

By:/s/